As filed with the Securities and Exchange Commission on June 9, 2000

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrants  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

  [   ]  Preliminary Proxy Statement
  [X]  Definitive Proxy Statement
  [   ]  Definitive Additional Materials
  [   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MERRILL LYNCH BASIC VALUE FUND, INC.

MERRILL LYNCH CAPITAL FUND, INC.
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.
MERRILL LYNCH GLOBAL RESOURCES TRUST
MERRILL LYNCH INDEX FUNDS, INC.
MERRILL LYNCH SERIES FUND, INC.
MERRILL LYNCH SPECIAL VALUE FUND, INC.
QUANTITATIVE MASTER SERIES TRUST

P.O. Box 9011 Princeton, New Jersey 08543-9011

(Names of Registrants as Specified in Their Charters)

SAME AS ABOVE

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MERRILL LYNCH BASIC VALUE FUND, INC.

MERRILL LYNCH CAPITAL FUND, INC.
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.
MERRILL LYNCH GLOBAL RESOURCES TRUST
MERRILL LYNCH INDEX FUNDS, INC.
MERRILL LYNCH SERIES FUND, INC.
MERRILL LYNCH SPECIAL VALUE FUND, INC.
QUANTITATIVE MASTER SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2000

TO THE SHAREHOLDERS OF

MERRILL LYNCH BASIC VALUE FUND, INC.
MERRILL LYNCH CAPITAL FUND, INC.
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.
MERRILL LYNCH GLOBAL RESOURCES TRUST
MERRILL LYNCH INDEX FUNDS, INC.
MERRILL LYNCH SERIES FUND, INC.
MERRILL LYNCH SPECIAL VALUE FUND, INC.
QUANTITATIVE MASTER SERIES TRUST

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 17, 2000 at the time specified in Exhibit A to this Combined Proxy Statement for the following purposes:

(1) To elect the Board Members (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

The shareholders of Merrill Lynch Index Funds, Inc. (“Index Funds”), will also vote in connection with the election of the Board Members of the Quantitative Master Series Trust (the “Master Trust”).

(2)(a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund (other than Merrill Lynch Global Growth Fund, Inc.) for its current fiscal year;

The shareholders of the Index Funds will also vote in connection with the ratification of the selection of independent auditors of the Master Trust.

(b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors for Merrill Lynch Global Growth Fund, Inc. for its current fiscal year;

(3) For all Funds except Index Funds, Merrill Lynch Series Fund, Inc. (“Series Fund”) and Master Trust: To consider and act upon a proposal to amend the Fund’s charter to permit the Board Members to reorganize the Fund into a “master/ feeder” structure;

(4) For Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.: To consider and act upon the proposed Investment Advisory and Administration Agreements;

(5) For the Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund: To consider and act upon a proposal to change the investment restrictions of such Portfolios;

(6) For the Money Reserve Portfolio of the Series Fund: To consider and act upon a proposal to change the investment restrictions of the Money Reserve Portfolio of the Series Fund; and

(7) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors of each Fund has fixed the close of business on May 19, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      Merrill Lynch Global Resources Trust is organized as a Massachusetts business trust (“Global Resources”). As described in more detail below, shareholders of Global Resources may have statutory appraisal rights for their shares if Item 3 is approved by Global Resources’ shareholders at the Meeting and Global Resources reorganizes into a master/ feeder structure. In order for a shareholder of Global Resources to exercise his or her statutory appraisal rights, the shareholder must: (i) file with Global Resources before the taking of the vote on Item 3 at the Meeting a written objection to the proposed master/ feeder reorganization stating that he or she intends to demand payment for his or her shares if the master/ feeder reorganization takes place, (ii) not vote in favor of Item 3 at the Meeting, and (iii) demand payment for his or her shares and an appraisal of the value thereof in writing from Global Resources within twenty days after the date of mailing to the shareholder of notice from Global Resources that the master/ feeder reorganization has become effective.

      Global Resources and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory appraisal rights, it is the present intention of Global Resources to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act of 1940, as amended, which generally requires mutual funds to redeem their shares at prices based upon the then current net asset value of such shares.

      A complete list of the shareholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after July 3, 2000, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting for any Fund in which you own shares. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

      If you have any questions regarding the enclosed proxy material or need assistance in voting shares, please contact our proxy solicitor, Shareholder Communications Corporation at (800) 371-9115.

By Order of the Boards of Directors

THOMAS D. JONES, III
Secretary of Merrill Lynch Basic Value Fund, Inc,
Merrill Lynch Capital Fund, Inc.,
Merrill Lynch Global Growth Fund, Inc.,
Merrill Lynch Global Resources Trust and
Merrill Lynch Special Value Fund, Inc.

PHILLIP S. GILLESPIE
Secretary of Merrill Lynch Disciplined Equity Fund, Inc.

ALLAN J. OSTER
Secretary of Merrill Lynch Series Fund, Inc.

IRA P. SHAPIRO
Secretary of Merrill Lynch Index Funds, Inc. and
Quantitative Master Series Trust

Plainsboro, New Jersey

Dated: June 9, 2000

COMBINED PROXY STATEMENT

MERRILL LYNCH BASIC VALUE FUND, INC.

MERRILL LYNCH CAPITAL FUND, INC.*
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.
MERRILL LYNCH GLOBAL RESOURCES TRUST
MERRILL LYNCH INDEX FUNDS, INC.
MERRILL LYNCH SERIES FUND, INC.
MERRILL LYNCH SPECIAL VALUE FUND, INC.*
QUANTITATIVE MASTER SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETINGS OF SHAREHOLDERS

July 17, 2000

*	On or about July 1, 2000, it is anticipated that Merrill Lynch Capital Fund, Inc. will change its name to Merrill Lynch Balanced Capital Fund, Inc. and Merrill Lynch Special Value Fund, Inc. will change its name to Merrill Lynch Small Cap Value Fund, Inc.

TABLE OF CONTENTS

Page

Introduction	1

Item 1: Election of Board Members	3

Item 2: Ratification of Selection of Independent Auditors	6

Item 3: Approval or Disapproval of Charter Amendment to Permit Reorganization Into a Master/ Feeder Structure	7

Item 4: Approval or Disapproval of Proposed Investment Advisory and Administration Agreements	9

Item 5: Proposal to Approve Certain Changes to the Investment Restrictions of Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Merrill Lynch Series Fund, Inc.	17

Item 6: Proposal to Approve Certain Changes to the Investment Restrictions of The Money Reserve Portfolio of the Merrill Lynch Series Fund, Inc.	23

Additional Information	27

Exhibit A — Information About the Funds	A-1

Exhibit B — Proposed Charter Amendments	B-1
Maryland Corporations
Massachusetts Business Trust

Exhibit C — Form of Proposed Investment Advisory and Administration Agreements for Merrill Lynch Basic Value Fund, Inc.	C-1

Exhibit D — Form of Proposed Investment Advisory and Administration Agreements for Merrill Lynch Special Value Fund, Inc.	D-1

Exhibit E — Current Investment Restrictions of the Merrill Lynch Series Fund, Inc.	E-1

i

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each of the above-listed funds (each a “Fund” and, collectively, the “Funds”) to be voted at the 2000 Annual Meetings of Shareholders of each Fund (each a “Meeting” and collectively, the “Meetings”), to be held at the offices of Merrill Lynch Asset Management, L.P. (“MLAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 17, 2000 at the times specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is June 12, 2000.

      Each Fund is organized as a Maryland corporation, except that Merrill Lynch Global Resources Trust (“Global Resources”) is organized as a Massachusetts business trust and Quantitative Master Series Trust (“Master Trust”) is organized as a Delaware business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund, shares of beneficial interest of a Fund or beneficial interests in a Fund are referred to as “shares” or as “Common Stock,” holders of shares or Common Stock are referred to as “shareholders,” the Board of Directors or Board of Trustees of each of the Funds is referred to as the “Board,” the directors or trustees of each Fund are referred to as “Board Members,” the investment adviser or manager of each Fund is referred to as the “Investment Adviser,” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to the Funds.

      All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

      1)  “FOR” the election of the Board Member nominees of each Fund;

The shareholders of the Merrill Lynch Index Funds, Inc. (“Index Funds”) will also vote in connection with the election of the Board Members of the Master Trust.

2a)	“FOR” the ratification of the selection of Deloitte & Touche LLP to serve as independent auditors for each Fund (other than Merrill Lynch Global Growth Fund, Inc.) for its current fiscal year;

The shareholders of the Index Funds will also vote in connection with the ratification of the selection of independent auditors of the Master Trust.

b)	“FOR” the ratification and selection of Ernst & Young LLP to serve as independent auditors for Merrill Lynch Global Growth Fund, Inc. for its current fiscal year.

With respect to proxies submitted by the shareholders of each Fund except the Index Funds, Series Fund and Master Trust:

3)	“FOR” the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure;

With respect to proxies submitted by the shareholders of Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.:

4)	“FOR” the approval of the proposed Investment Advisory and Administration Agreements;

With respect to proxies submitted by the shareholders of the Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund:

5)	“FOR” certain changes to the investment restrictions of such Portfolios of the Series Fund;

With respect to proxies submitted by the shareholders of the Money Reserve Portfolio of the Series Fund:

6)	“FOR” certain changes to the investment restrictions of the Money Reserve Portfolio of the Series Fund.

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

      The Board of each Fund has fixed the close of business on May 19, 2000 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. Shareholders of each series and/or class of a Fund, if applicable, will vote together as a single class in respect of each applicable Item, except for Items 5 and 6. With respect to Item 5, shareholders of each Portfolio of the Series Fund (except the Money Reserve Portfolio) will vote separately on the Item. Thus, if Item 5 is approved by one or more Portfolios of the Series Fund, and disapproved by the other Portfolios, Item 5 will be implemented only for each Portfolio of the Series Fund that approved the Item. With respect to Item 6, only shareholders of the Money Reserve Portfolio of the Series Fund will vote on the Item. As of the Record Date, each Fund had outstanding the number of shares of Common Stock, indicated in Exhibit A. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock, at such date.

      The Board Members of the applicable Fund know of no business other than that mentioned in Items 1, 2, 3, 4, 5 and 6 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.

      The shareholders solicited and entitled to vote on Items 1, 2 and 3 are outlined in the following chart.

Item 3.
Approval of a
Charter
Amendment to
Permit the
		Item 2.	Reorganization
	Item 1.	Ratification of	of the Fund
	Election of	Selection of	into a Master/
	Board	Independent	Feeder
Fund	Members	Auditors	Structure

Merrill Lynch Basic Value Fund, Inc.	Yes	Yes	Yes

Merrill Lynch Capital Fund, Inc.	Yes	Yes	Yes

Merrill Lynch Disciplined Equity Fund, Inc.	Yes	Yes	Yes

Merrill Lynch Global Growth Fund, Inc.	Yes	Yes	Yes

Merrill Lynch Global Resources Trust	Yes	Yes	Yes

Merrill Lynch Index Funds, Inc.*	Yes	Yes	No

Merrill Lynch Series Fund, Inc.	Yes	Yes	No

Merrill Lynch Special Value Fund, Inc.	Yes	Yes	Yes

Quantitative Master Series Trust*	Yes	Yes	No

*	The shareholders of the Index Funds will also vote in connection with the election of the Board Members and the ratification of the selection of the independent auditors of the Master Trust.

     The shareholders solicited and entitled to vote on Items 4, 5 and 6 are the shareholders of the Fund or Funds named in that Item.

Item 4.	Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.

Item 5.	Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund.

      Item 6.  Money Reserve Portfolio of the Series Fund.

ITEM 1:  ELECTION OF BOARD MEMBERS

      At the Meetings, the Board Member nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

      It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) “FOR” the nominees listed below. The nominees to be elected by each Fund and certain biographical and other information relating to the nominees appears below.

		Principal Occupations
		During Past Five Years
Name and Address of Nominee	Age	and Public Directorships

M. Colyer Crum(l)(2) 104 Westcliff Road Weston, Massachusetts 02493	68	James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.

Laurie Simon Hodrick(l)(2) 809 Uris Hall 3022 Broadway New York, New York 10027	37	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.

Terry K. Glenn(l)* P.O. Box 9011 Princeton, New Jersey 08543-9011	59	Executive Vice President of Merrill Lynch Asset Management, L.P., (“MLAM”) and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Jack B. Sunderland(l)(2) P. O. Box 7 West Cornwall, Connecticut 06796	71	President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

Stephen B. Swensrud(l)(2) 24 Federal Street Suite 400 Boston, Massachusetts 02110	66	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications).

J. Thomas Touchton(l)(2) The Witt Touchton Company Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, Florida 33602	61	Managing Partner of The Witt Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

		Principal Occupations
		During Past Five Years
Name and Address of Nominee	Age	and Public Directorships

Fred G. Weiss(l)(2) 16450 Maddalena Place Delray Beach, Florida 33446	58	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company); Director of the Michael J. Fox Foundation for Parkinson’s Research; Director of Laboratories Phoenix USA, Inc. (a private drug delivery company); and Director of Kann Institute for Medical Careers, Inc. (a private medical education company).

Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	68	Chairman of FAM and of MLAM from 1997 to 1999; President of FAM and MLAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLAM or their affiliates act as investment adviser. See “Compensation of Board Members” in Exhibit A hereto.

(2)	Member of the Audit and Nominating Committee of each Fund on which he or she currently serves as a Board Member and will serve on the Audit and Nominating Committee of each Fund to which he or she is elected as a Board Member. Please see Exhibit A hereto.

*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each of the Funds.

     The Board of each Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

      Committee and Board Meetings. The Board of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of Board Members who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

      During each Fund’s most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A to this Combined Proxy Statement for further information about Committee and Board meetings.

      Interested Persons. Each Fund considers Messrs. Glenn and Zeikel to be “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with the Investment Adviser and its affiliates. Mr. Glenn is the President of each Fund.

      Compensation of Board Members. The Investment Adviser of each Fund, or, in the case of the Index Funds, the administrator for the Index Funds, pays all compensation to all officers of that Fund and all Board Members of that Fund who are affiliated with ML & Co. or its subsidiaries (or in the case of Index Funds and Master Trust, who are affiliated with its administrator and the Investment Adviser, respectively). Each Fund (or the Master Trust, in the case of the Index Funds) pays each Board Member not affiliated with the Investment Adviser (or its administrator in the case of the Index Funds) (each a “non-affiliated Board Member”) an annual fee plus a fee for each Board meeting attended, and each Fund (or the Master Trust, in the case of the Index Funds) also pays each member of its Committee, which consists of all of the non-affiliated Board Members, an annual fee, together with such Board Member’s out-of-pocket expenses relating to attendance at each Board and Committee meeting. The Chairman of the Committee of each Fund (except Index Funds and the Master Trust) receives an additional annual or per meeting fee. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund’s most recently completed fiscal year is set forth in Exhibit A hereto.

      Officers of the Funds. Information relating to the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. Information relating to the number of shares of each Fund owned by the Board Members is set forth in Exhibit A to this Combined Proxy Statement. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund, and Mr. Zeikel, a Board Member or Board Member nominee of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      Each Board recommends that its respective shareholders vote FOR the election of the Board Member nominees.

ITEM 2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund, has selected independent auditors, either Deloitte & Touche LLP (“D&T”) or Ernst & Young LLP (“E&Y”), to examine the financial statements of the Fund for the Fund’s current fiscal year as set forth in the following chart. None of the Funds knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund.

Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund’s auditors.

Fund	Auditor	Fiscal Year End

Merrill Lynch Basic Value Fund, Inc.	D&T	June 30, 2001

Merrill Lynch Capital Fund, Inc.	D&T	March 31, 2001

Merrill Lynch Disciplined Equity Fund, Inc.	D&T	May 31, 2001

Merrill Lynch Global Growth Fund, Inc.	E&Y	August 31, 2000

Merrill Lynch Global Resources Trust	D&T	July 31, 2001

Merrill Lynch Index Funds, Inc.*	D&T	December 31, 2000

Merrill Lynch Series Fund, Inc.	D&T	December 31, 2000

Merrill Lynch Special Value Fund, Inc.	D&T	March 31, 2001

Quantitative Master Series Trust*	D&T	December 31, 2000

*	The shareholders of the Index Funds will also vote in connection with the ratification of the selection of the independent auditors of the Master Trust.

     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including MLAM and FAM, and for most other investment companies for which MLAM and FAM act as investment adviser. E&Y also acts as independent auditors for several other investment companies for which MLAM and FAM act as investment adviser. The Board of each Fund for which D&T serves as auditor as noted in the chart above considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund. The Board of Directors of each Fund for which E&Y serves as auditor as noted in the chart above considered the fact that E&Y has been retained as independent auditor for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund. The fees received by D&T and E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by them from any applicable Fund.

      Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

      Each Board recommends that shareholders vote FOR the ratification of the selection of D&T or E&Y, as applicable, as the independent auditors for the respective Fund.

ITEM 3.  APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO

PERMIT REORGANIZATION INTO A MASTER/ FEEDER STRUCTURE

      The Board proposes to amend the charter of each Fund, other than the Index Funds, Series Fund and Master Trust, to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board, all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a “master/feeder” structure. By voting in favor of this provision, shareholders are authorizing the Board to reorganize a Fund into a “master/feeder” structure if the Board believes the structure is in the best interests of the Fund and its shareholders. Copies of the forms of charter amendment for the applicable Funds are attached to this Combined Proxy Statement as Exhibit B.

      Generally, the transfer of all or substantially all of the assets of a Maryland corporation requires the approval of its shareholders. Maryland law permits the transfer of all or substantially all of the assets of a corporation to a wholly-owned subsidiary without the approval of the corporation’s shareholders. In certain circumstances, however, the Investment Adviser may propose a master/feeder structure for Funds organized as Maryland corporations where the master fund would not be a wholly-owned subsidiary of such Fund immediately after the transfer of the Fund’s assets to the master fund. Therefore, the Funds organized as Maryland corporations are seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests even if such master fund is not a wholly-owned subsidiary of such Fund and would clarify the manner in which such Funds will operate in a master/feeder structure.

      The charter governing Global Resources, a Massachusetts business trust, requires shareholder approval before Global Resources transfers its assets to a master fund in order to convert to a master/feeder arrangement. Accordingly, Global Resources is seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund without shareholder approval in exchange for shares or other beneficial interests and would clarify the manner in which Global Resources will operate in a master/feeder structure.

      In a master/feeder structure, a fund (a “Feeder Fund”) sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, it invests all of those assets in another fund (the “Master Fund”) with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund’s portfolio. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by contributing its assets to the Master Fund in return for an interest therein and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 3 by the shareholders of a Fund would permit the applicable Board to convert the Fund to a Feeder Fund by using either alternative discussed in the preceding sentence. It is expected that each Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for interests in such Master Fund.

      The Investment Adviser believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because the Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to convert the Fund to a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund’s assets with those of other Feeder Funds. It is currently anticipated that Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.

will be converted to a master/feeder structure as soon as practicable after shareholders approve the charter amendment. There are no current plans to effect such a conversion for any other Funds. As discussed above, the primary motivation for considering a master/feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board’s decision to convert a Fund would be based upon the Board’s determination that it would be in the best interests of both the Fund and its shareholders.

      Because investment advisory services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administrator in a master/feeder structure. If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

      The Board of each Fund that is eligible to vote on Item 3 recommends that the respective shareholders of each such Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each such Fund into a master/feeder structure.

ITEM 4.  APPROVAL OR DISAPPROVAL OF PROPOSED INVESTMENT ADVISORY AND

ADMINISTRATION AGREEMENTS

      Only shareholders of Merrill Lynch Basic Value Fund, Inc. (“Basic Value”) and Merrill Lynch Special Value Fund, Inc. (“Special Value”) may vote with respect to this Item 4. Basic Value and Special Value are individually referred to in this Item 4 as a “Voting Fund” and collectively as the “Voting Funds,” as the context requires.

      In anticipation of the above-referenced master/feeder reorganization of each Voting Fund and in order to ensure the continuity of the investment advisory and administrative services provided to each Voting Fund and to each Master Fund under such an arrangement, shareholders of each Voting Fund are being asked to consider approval or disapproval of the proposed investment advisory and administration agreements applicable to that Voting Fund as described below. Shareholders of a Voting Fund may only vote on the proposed agreements applicable to that Voting Fund as a group and not on each proposed agreement individually.

      The aggregate annual rate of compensation payable under the current agreements will remain the same under the proposed agreements. See “Compensation and Expenses” below. The services to be provided to the Voting Funds and the Master Funds under the proposed agreements, considered together, will be identical to the services provided to the Voting Funds under the current agreements. See “Summary of Current Investment Advisory and Sub-Advisory Agreements and Proposed Investment Advisory and Administration Agreements” below.

Summary of Current Investment Advisory and Sub-Advisory Agreements and Proposed Investment Advisory and Administration Agreements

      Certain information relating to the current investment advisory and sub-advisory arrangements is set forth below.

Investment
Voting Fund	Adviser	Sub-Adviser

Basic Value	FAM	Merrill Lynch Asset Management U.K. Limited
Special Value	FAM	Merrill Lynch Asset Management U.K. Limited

      The current investment advisory agreements are collectively referred to in this Item 4 as the “Current Investment Advisory Agreements.” The current sub-advisory agreements are collectively referred to in this Item 4 as the “Current Sub-Advisory Agreements.” The Current Investment Advisory Agreements and the Current Sub-Advisory Agreements are collectively referred to in this Item 4 as the “Current Agreements.” Certain information relating to the Current Agreements is set forth below.

Description of
		Date Current		Board Action Taken
		Investment Advisory		with Respect to
		Agreement Was Last		Current Investment
		Submitted to		Advisory Agreement
	Date of Current	Shareholder Vote	Date of Current	During the
	Investment Advisory	and Purpose of Such	Sub-Advisory	Preceding Fiscal
Voting Fund	Agreement	Submission	Agreement	Year

Basic Value	May 27, 1977, as amended and supplemented as of January 1, 1994	November 14, 1986 (Annual Renewal)	November 5, 1996	Annual Renewal
Special Value	March 27, 1978, as amended and restated as of November 4, 1998	November 14, 1986 (Annual Renewal)	November 5, 1996	Annual Renewal

      If the shareholders of a Voting Fund approve the amendment to its charter described in Item 3 to this Combined Proxy Statement, it is expected that such Voting Fund will transfer all of its assets to a corresponding Master Fund in exchange for shares in that Master Fund. Simultaneously with these transfers, it is expected that each Master Fund will enter into a separate investment advisory agreement with FAM (each a “Proposed Investment Advisory Agreement” and collectively, the “Proposed Investment Advisory Agreements”) and that each Voting Fund will enter into a separate administration agreement with FAM (each a “Proposed Administration Agreement” and collectively, the “Proposed Administration Agreements”). Pursuant to the Proposed Investment Advisory Agreements, FAM will provide investment advisory and administrative services to each Master Fund. Pursuant to the Proposed Administration Agreements, FAM will provide administrative services or arrange for the provision of such services to each Voting Fund. It is not anticipated that FAM will enter into a new sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), the current sub-adviser with respect to each Voting Fund. The Proposed Investment Advisory Agreements and the Proposed Administration Agreements are collectively referred to in this Item 4 as the “Proposed Agreements.”

      The only material differences between the Proposed Agreements and the Current Agreements are: (i) the assets to be managed and administered will be held by each Master Fund rather than by each Voting Fund, (ii) instead of FAM providing investment advisory and administrative services to each of these Voting Funds pursuant to investment advisory agreements, FAM will: (a) provide investment advisory and administrative services to each of the applicable Master Funds pursuant to separate investment advisory agreements, and (b) provide administrative services to each of the applicable Voting Funds pursuant to separate administration agreements, and (iii) FAM will not enter into a sub-advisory agreement with MLAM U.K. with respect to any Voting Fund.

      The services to be provided by FAM to the Voting Funds and the Master Funds under the Proposed Agreements, considered together, will be identical to the services provided by the Advisers to the Voting Funds under the Current Investment Advisory Agreements. As described below, the aggregate annual rate of compensation to be paid under the Proposed Agreements is the same as the aggregate annual rate of compensation payable under the Current Agreements.

Terms of the Proposed Agreements

      Copies of the forms of Proposed Investment Advisory Agreement and Proposed Administration Agreement relating to each Voting Fund and each Master Fund are attached hereto as Exhibit C (Basic Value) and Exhibit D (Special Value). Set forth below is a description of the services to be provided under those agreements along with certain other information relating to those agreements.

      Description of Services to be Provided under the Proposed Agreements. Under the Proposed Investment Advisory Agreements, FAM will provide investment research and investment advice to the Master Funds. Subject to certain restrictions, FAM will determine whether to purchase, sell or exchange portfolio securities and will fix the relative asset allocations for each Master Fund. FAM also will perform certain management and administrative services necessary for the operation of the Master Funds. Under the Proposed Administration Agreements, FAM will perform administrative services necessary for the operation of the Voting Funds, including (i) preparing and filing reports and other documents required by federal, state and other applicable laws and regulations, (ii) preparing proxy materials, and (iii) overseeing the performance of administrative and professional services rendered to the Voting Funds by their respective service providers.

      Duration and Termination of Proposed Agreements. If a Voting Fund’s shareholders approve the applicable Proposed Agreements at its Meeting, such Proposed Agreements will commence on the date that a Voting Fund transfers its assets to the corresponding Master Fund. Unless earlier terminated as described below, such Proposed Agreements will remain in effect for a period of two years from that date and thereafter will continue in effect from year to year if approved annually (a) by a majority of the Board Members or by a majority of the outstanding shares of a Voting Fund or a Master Fund, as applicable, and (b) by a majority of the Board Members who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of a Master Fund or a Voting Fund, as applicable.

Compensation and Expenses

      As stated above, the aggregate annual rate of compensation payable under the Current Agreements is the same as the aggregate annual rate of compensation to be paid under the Proposed Agreements. In the event FAM seeks to increase the aggregate annual rate of compensation to be paid under the Proposed Agreements in the future, the Board of the affected Master Fund and the affected Voting Fund and the shareholders of the affected Master Fund and the affected Voting Fund must approve such increases.

      Under the Current Investment Advisory Agreement applicable to Basic Value, FAM receives a monthly fee for the provision of investment advisory and administrative services at an annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million, 0.50% of the average daily net assets from $100 million to $200 million, and 0.40% of the average daily net assets above $200 million. As compensation for FAM’s investment advisory and administrative services to Special Value under the Current Investment Advisory Agreement applicable to Special Value, FAM receives a monthly fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion; 0.725% of the average daily net assets from $1 billion to $1.5 billion, and 0.70% of the average daily net assets above $1.5 billion. Under the Current Sub-Advisory Agreements, the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the applicable Voting Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. Such fees will not exceed the amount that the Investment Adviser actually receives for providing services to a Voting Fund under the applicable Current Advisory Agreement.

      Pursuant to the Proposed Investment Advisory Agreements, FAM will receive a monthly fee for the provision of investment advisory and administrative services to the Master Fund that holds the assets of Basic Value at an annual rate of 0.60% and of the average daily net assets of Basic Value for the first $100 million, 0.50% of the average daily net assets from $100 million to $200 million, and 0.40% of the average daily net assets above $200 million. Under the Proposed Administration Agreement with Basic Value, FAM has waived any administrative fees with respect to Basic Value. As compensation for FAM’s investment advisory and administrative services to the Master Fund that holds the assets of Special Value under the Proposed Investment Advisory Agreements, FAM will receive a monthly fee at an annual rate of 0.50% of the average daily net assets of the Master Fund for the first $1 billion; 0.475% of the average daily net assets from $1 billion to $1.5 billion, and 0.45% of the average daily net assets above $1.5 billion. As compensation for FAM’s administrative services to Special Value under the Proposed Administration Agreement, FAM will receive a monthly fee for administrative services at an annual rate of 0.25% of the average daily net assets of Special Value.

      Certain information relating to the investment advisory fees and sub-advisory fees payable by the Voting Funds under the Current Agreements and the proposed investment advisory fees and administration fees to be paid by the Voting Funds and the Master Funds, as applicable, under the Proposed Agreements is set forth below.

Current Fees†			Proposed Fees

Administration
		Aggregate		Fee as a
	Investment Advisory Fee as a	Amount of	Investment Advisory Fee as a	Percentage of
	Percentage of Average Daily	Investment	Percentage of Average Daily	Average Daily
Voting Fund	Net Assets	Advisory Fee†	Net Assets	Net Assets

Basic Value	0.60% up to $100 mil 0.50% from $100 mil to $200 mil 0.40% over $200 mil Effective Fee: 0.40%#	$49,616,814#	0.60% up to $100 mil 0.50% from $100 mil to $200 mil 0.40% over $200 mil Effective Fee: 0.40%#	None
Special Value	0.75% up to $1 bil 0.725% from $1 bil to $1.5 bil 0.70% over $1.5 bil Effective Fee: 0.75%##	$7,208,238##	0.50% up to $1 bil 0.475% from $1 bil to $1.5 bil 0.45% over $1.5 bil Effective Fee: 0.50%##	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Proposed Fees

Total Investment
Advisory and
Administration Fee as a
Percentage of Average Daily
Voting Fund	Net Assets

Basic Value	0.60% up to $100 mil 0.50% from $100 mil to $200 mil 0.40% over $200 mil Effective Fee: 0.40%#
Special Value	0.75% up to $1 bil 0.725% from $1 bil to $1.5 bil 0.70% over $1.5 bil Effective Fee: 0.75%##

#	For the fiscal year ended June 30, 1999.
##	For the fiscal year ended March 31, 2000.

†	Neither of the Voting Funds paid any fees to MLAM U.K. under the Current Sub-Advisory Agreements for the fiscal year ended June 30, 1999 (Basic Value) or the fiscal year ended March 31, 2000 (Special Value).

The Boards’ Considerations

      In their consideration of the Proposed Agreements, the Boards received information relating to, among other things, alternatives to the present agreements and the nature, quality and cost of the advisory and other services to be provided to the Voting Funds and the Master Funds under the Proposed Agreements. The non-interested Board Members also considered the quality and experience of the personnel who would provide investment advisory and administrative services to the Master Funds and the Voting Funds under the Proposed Agreements, representations made by FAM that there will be no material adverse change in such services and the relative profitability of the present agreements to the Investment Adviser. The non-interested Board Members were advised by their own counsel in connection with their review of the Proposed Agreements.

Payments to Affiliates of FAM by the Voting Funds

      The Investment Adviser provides accounting services to each Voting Fund at its cost and each Voting Fund reimburses the Investment Adviser for these accounting services. After approval of the Proposed Agreements, FAM will provide or arrange for the provision of these services to each Master Fund and to each

Voting Fund. Information relating to the amounts paid to the Investment Adviser by each Voting Fund for accounting services is set forth below for its most recently completed fiscal year.

		Amount Paid to the Investment
		Adviser for Accounting
Voting Fund	For the Fiscal Year	Services

Basic Value	June 30, 1999	$522,101

Special Value	March 31, 2000	$119,537

      Financial Data Services, Inc. (“FDS”), an affiliate of FAM and MLAM, acts as the transfer agent for each Voting Fund pursuant to separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreements (the “Transfer Agency Agreements”). Pursuant to the Transfer Agency Agreements, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. After the approval of the Proposed Agreements, FDS will provide or arrange for the provision of these services to each Voting Fund. Information relating to the transfer agency fees paid by each Voting Fund is set forth below for its most recently completed fiscal year.

		Amount Paid to FDS for Transfer
Voting Fund	For the Fiscal Year	Agency Services

Basic Value	June 30, 1999	$17,441,962

Special Value	March 31, 2000	$2,598,064

      Basic Value and Special Value have adopted separate distribution plans for their Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”). The Distribution Plans provide for the payment of account maintenance fees and distribution fees by Basic Value and Special Value to Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the “Distributor”), to compensate the Distributor and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) (pursuant to separate sub-agreements) for the performance of certain account maintenance, shareholder and distribution services. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide the above described services to Basic Value and Special Value. Information relating to the fees paid to the Distributor and MLPF&S by Basic Value and Special Value pursuant to the Distribution Plans is set forth below for the most recently completed fiscal year of each such Fund.

			Amount Paid by
		Amount Paid to	Distributor to
		Distributor Under	MLPF&S Pursuant to
Voting Fund	For the Fiscal Year	Distribution Plans	Distribution Plans

Basic Value	June 30, 1999	$55,947,275	$55,947,275

Special Value	March 31, 2000	$5,125,986	$5,125,986

      Shareholders of Basic Value and Special Value pay sales charges to the Distributor pursuant to an initial sales charge arrangement or a deferred sales charge arrangement. These sales charges provide for the financing of the distribution of the shares of each Voting Fund by the Distributor and MLPF&S, as a selected dealer. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide these distribution services to each Voting Fund. Information relating to the sales charges paid by shareholders of each Voting Fund to the Distributor and the amounts paid by the Distributor to MLPF&S pursuant to the initial sales charge arrangements and the deferred sales charge arrangements is set forth below for the most recently completed fiscal year of each Voting Fund.

Aggregate
			Aggregate	Amount of
		Aggregate	Amount of	Initial Sales
		Amount of	Initial Sales	Charges
		Initial Sales	Charges	Paid
		Charges	Retained By	to
Voting Fund	For the Fiscal Year	Collected	Distributor	MLPF&S

Basic Value	June 30, 1999	$1,369,030	$91,578	$1,277,452

Special Value	March 31, 2000	$141,263	$9,058	$132,205

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Aggregate	Aggregate
	Amount of	Amount of
	Deferred	Deferred
	Sales	Sales
	Charges	Charges Paid
	Received By	by Distributor
Voting Fund	Distributor	to MLPF&S

Basic Value	$6,305,681	$6,305,681

Special Value	$698,285	$698,285

      MLPF&S is an affiliated person, as defined in the Investment Company Act, of FAM because MLPF&S and FAM are under the common control of ML & Co. Information relating to the brokerage commissions paid to MLPF&S, is set forth in the following table for the most recently completed fiscal year of each Voting Fund:

				Percentage of
				Aggregate
		Aggregate	Brokerage	Brokerage
		Brokerage	Commissions Paid	Commissions Paid
Voting Fund	For the Fiscal Year	Commissions Paid	to MLPF&S	to MLPF&S

Basic Value	June 30, 1999	$4,235,940	$194,500	4.59%

Special Value	March 31, 2000	$2,400,284	$239,441	9.98%

Information Relating to FAM and MLAM U.K.

      FAM is organized as a limited partnership. The general partner of FAM is Princeton Services, Inc. (“Princeton Services”). The limited partner of FAM is ML & Co. Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. (“Merrill Lynch Group”). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co., Merrill Lynch Group and Princeton Services control FAM through their ownership (whether direct or indirect) of the voting securities of FAM and their power to exercise a controlling influence over the management and policies of FAM.

      MLAM U.K., a corporation organized under the laws of the United Kingdom, is an affiliate of FAM. MLAM U.K. is a wholly-owned subsidiary of Merrill Lynch Europe Limited (“Merrill Lynch Europe”). Merrill Lynch Europe is a wholly-owned subsidiary of Merrill Lynch International Holdings, Inc. (“Merrill Lynch International Holdings”). Merrill Lynch International Holdings is a wholly-owned subsidiary of Merrill Lynch International Incorporated (“Merrill Lynch International”). Merrill Lynch International is a wholly-owned subsidiary of ML & Co. Merrill Lynch Europe, Merrill Lynch International Holdings, Merrill Lynch International and ML & Co. control MLAM U.K. through their power to exercise a controlling influence over the management and policies of MLAM U.K.

      Jeffrey M. Peek is the President of FAM and MLAM. Mr. Peek also serves as President and Director of Princeton Services and Executive Vice President of ML & Co. The address of Mr. Peek, FAM, MLAM and Princeton Services is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

      Terry K. Glenn is the Chairman and a Director of MLAM U.K. Mr. Glenn also serves as Executive Vice President of FAM and MLAM, Executive Vice President and Director of Princeton Services, President and Director of the Distributor and President of Princeton Administrators, L.P. Nicholas C.D. Hall is a Director of MLAM U.K. Mr. Hall also serves as a Director of Mercury Asset Management, Ltd. and the Institutional Liquidity Fund plc and as General Counsel for Merrill Lynch Mercury Asset Management. James T. Stratford serves as an Alternate Director of MLAM U.K. Mr. Stratford also serves as a Director of Mercury Asset Management Group Ltd. and as Head of Compliance of Merrill Lynch Mercury Asset Management. Carol Ann Langham serves as an Alternate Director and Company Secretary for MLAM U.K. The address of MLAM U.K., Messrs. Hall and Stratford and Ms. Langham is 33 King William Street, London EC4R 9AS, England. The address of Mr. Glenn is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      The name of each officer or director of the Voting Funds who is an officer, employee or director of FAM or MLAM or a former officer, employee or director of FAM or MLAM is set forth in Exhibit A to this Combined Proxy Statement.

Information Relating to Similar Funds

      FAM and MLAM are the investment advisers for other investment companies with investment objectives that are similar to the investment objectives of certain of the Voting Funds (“Similar Funds”). The following table provides certain information relating to each Similar Fund.

			Annual Rate of
			Investment	Annual Rate of
		Net Assets as of	Advisory or	Administration
Voting Fund	Similar Fund	April 28, 2000	Management Fee	Fee

Basic Value	Fundamental Growth Fund	$5,685,330,084	0.62%(a)	N/A

Basic Value	Basic Value Focus Fund	$1,115,352,313	0.60%(b)	N/A

Basic Value	EQ Advisors Trust: Mercury Basic Value Equity Portfolio	$333,431,764	0.60%(b)	(c)

Special Value	Global Small Cap Fund	$169,478,336	0.85%(b)	N/A

Special Value	Small Cap Value Focus Fund	$566,076,598	0.75%(b)	N/A

(a)	This Similar Fund pays a monthly fee at an annual rate of 0.65% of the average daily net assets of the Fund not exceeding $1 billion, 0.625% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion and 0.60% of average daily net assets in excess of $1.5 billion. As set forth above, for the fiscal year ended August 31, 1999, the Investment Adviser received a fee equal to 0.62% of the aggregate of the average daily net assets.
(b)	These Similar Funds pay a monthly fee at the applicable listed annual rate based on their respective average daily net assets.
(c)	This Similar Fund is a portfolio of a series trust (the “Series Trust). The Series Trust pays the administrator $30,000 per annum for this Similar Fund, and a monthly fee based upon all assets in the Series Trust beginning at the annual rate of 0.04% of the first $3 billion of total Series Trust assets declining to 0.0225% of total Series Trust assets in excess of $10 billion.

     The Boards of Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc. recommend that the respective shareholders of those Funds vote FOR the proposal to approve the proposed investment advisory and administration agreements.

ITEM 5:  PROPOSAL TO APPROVE CERTAIN CHANGES TO THE INVESTMENT

RESTRICTIONS OF INTERMEDIATE GOVERNMENT BOND PORTFOLIO, LONG TERM
CORPORATE BOND PORTFOLIO, HIGH YIELD PORTFOLIO, CAPITAL STOCK PORTFOLIO
GROWTH STOCK PORTFOLIO, MULTIPLE STRATEGY PORTFOLIO, NATURAL
RESOURCES PORTFOLIO, GLOBAL STRATEGY PORTFOLIO AND BALANCED
PORTFOLIO OF THE MERRILL LYNCH SERIES FUND, INC.

      Only Shareholders of the applicable Portfolios of the Series Fund may vote with respect to Item 5.

Introduction

      The Series Fund has adopted investment restrictions that govern generally the operations of each of its 10 portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Management of the Series Fund believes it appropriate to modify certain investment restrictions (which are fundamental policies) and change certain fundamental policies to non-fundamental policies. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which a fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities and (g) making loans to other persons. When the Series Fund was formed, its Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive.

      Accordingly, the Board of the Series Fund authorized a review of the Fund’s investments restrictions in order to: (i) modernize the Fund’s policies that are required to be fundamental and make them consistent with those of other investment companies advised by MLAM, the Series Fund’s investment adviser, and (ii) reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act. Non-fundamental policies can be changed by vote of a majority of the Series Fund’s Board members at any time without shareholder approval, subject to compliance with applicable Securities and Exchange Commission (“SEC”) disclosure requirements. The current fundamental policies of each Portfolio are set forth in Exhibit E.

      The proposed investment restrictions are designed to provide each Portfolio with as much investment flexibility as possible under the 1940 Act and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of “to the extent permitted by applicable law.” Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Series Fund to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

Changes in Investment Restrictions

      Set forth below is each proposed fundamental policy of Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio,

Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for such Portfolios.

      Each of these Portfolios may not:

      (a)  Except with respect to the Natural Resources and Global Strategy Portfolios, make any investment inconsistent with the Portfolio’s classification as a diversified company under the 1940 Act.

      Commentary: The proposed restriction clarifies the current restriction in effect with respect to the classification of each applicable Portfolio as a diversified investment company.* Under the 1940 Act, a diversified investment company, with respect to 75% of its total assets, may not invest more than 5% of its assets in the securities of any single issuer. The current restriction in effect prohibits a Portfolio, with respect to 100% of its total assets, from investing more than 5% of its assets in the securities of any single issuer. The proposed restriction would permit each applicable Portfolio to invest up to 25% of its total assets in the securities of a single issuer. To the extent that a Portfolio invests a greater proportion of its assets in a single issuer, it will be subject to a greater degree of risk associated with that investment.

      (b)  Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

      Commentary: The proposed restriction simplifies the current restriction in effect with respect to concentration in a particular industry. With respect to the Natural Resources Portfolio, the current restriction in effect permits the Portfolio to invest more than 25% of its total assets in gold-related companies when management anticipates significant economic, political or financial instability; the proposed restriction would prohibit the Natural Resources Portfolio from concentrating in gold-related companies. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

      (c)  Make investments for the purpose of exercising control or management.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect, except that the proposed restriction does not refer to a Portfolio acting alone or together with any other Portfolio or Portfolios. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

      (d)  Purchase or sell real estate, except that a Portfolio may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in real estate, except that the proposed restriction would permit the Portfolios to invest in securities directly or indirectly secured by real estate or issued by companies which invest in real estate, such as real estate investment trusts or REITs. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, or to maintain exemption from the 1940 Act.

      (e)  Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they

_______________

*	The Natural Resources and Global Strategy Portfolios are non-diversified investment companies and will remain so under the proposed restriction.

may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in commodities or contracts on commodities, except that it deletes the specific restriction on investing in oil, gas or other mineral exploration or development programs. These prohibited investments are included in the proposed restriction’s general prohibition on investing in commodities or contracts on commodities. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

      (f)  Make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      Commentary: The proposed restriction is substantially similar to the current restrictions in effect with respect to making loans and lending portfolio securities. Applicable law generally permits the lending of a fund’s portfolio securities in an amount up to 33 1/3% of the fund’s total assets less all liabilities and indebtedness not represented by the lending, provided that such loans are made in accordance with prescribed guidelines which are set forth in the fund’s Statement of Additional Information. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

      (g)  Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its assets for temporary purposes, (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in the Prospectus and the Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

      Commentary: The proposed restriction with respect to borrowing money would permit a Portfolio to borrow money from banks in an amount up to 33 1/3% of the Portfolio’s total assets, and would permit the Portfolio to borrow up to an additional 5% of its total assets for temporary purposes. The current restriction in effect permits a Portfolio to borrow money from banks in an amount up to 10% of the Portfolio’s total assets and to pledge its assets to secure borrowings up to 10% of the Portfolio’s total assets. Borrowings constitute leverage, which involves risk. Leveraging will magnify declines as well as increases in the value of a Portfolio’s assets and in the yield on the Portfolio’s holdings.

      With regard to purchases on margin, under current applicable law, a Portfolio may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Portfolio may obtain short term credit as necessary for the clearance of transactions. However, a Portfolio may pay initial or variation margin in connection with futures and related options transactions without regard to this prohibition.

      (h)  Issue senior securities to the extent such issuance would violate applicable law.

      Commentary: The Portfolios currently are not subject to an investment restriction similar to the proposed restriction, but they are so limited under applicable law. The proposed restriction, therefore, imposes a limitation on the issuance of senior securities based upon applicable law and will have no effect on the portfolio management of the Portfolios.

      Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Portfolio has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Portfolio for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Portfolio’s total assets when the loan is made.

      Certain other investment techniques, which involve leverage or establish a prior claim to a Portfolio’s assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which a Portfolio can engage in any of these practices, which may constitute the issuance of senior securities, is governed by applicable law. Accordingly, adoption of this fundamental investment restriction will not change the Portfolio’s existing practices with respect to senior securities.

      Investments in swaps, to the extent permitted, are not treated as senior securities so long as the Portfolio segregates high-grade liquid debt securities with the Series Fund’s custodian in an amount equal to any net payments required to be made on the swaps.

      (i)  Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

      Commentary: The proposed restriction is identical to the current restriction in effect and, therefore, no shareholder vote will be necessary.

      If approved by the shareholders of a Portfolio of the Series Fund, the above-listed restrictions will replace the fundamental investment restrictions for that Portfolio and, accordingly, will become the only fundamental investment restrictions under which that Portfolio will operate.

      Proposed Non-Fundamental Investment Restrictions. The Board of the Series Fund has adopted the following non-fundamental investment restrictions for each Portfolio except the Money Reserve Portfolio, subject to the approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions.

      Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Series Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Prospectus.

      Under the proposed non-fundamental investment restrictions, each Portfolio (except the Money Reserve Portfolio) may not:

      (j)  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

      Commentary: Each Portfolio currently has a fundamental restriction which prohibits it from acquiring securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies, and only if immediately thereafter not more than 10% of the Portfolio’s total assets would be invested in such securities. Applicable law currently allows each such Portfolio to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Portfolio, (ii) 5% of the Portfolio’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Portfolio’s total assets, taken at market value, would be invested in such securities, and (iv) the Portfolio, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Current applicable law does not require a fund to state its policy on investing in other investment companies as a fundamental policy.

      (k)  Make short sales of securities or maintain a short position, except that the Multiple Strategy, Natural Resources and Global Strategy Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

      Commentary: This non-fundamental policy on engaging in short sales is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on short sales as a fundamental policy.

      (l)  Purchase any securities on margin, except that a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Multiple Strategy, Natural Resources and Global Strategy Portfolios may purchase securities on margin to the extent permitted by applicable law.

      Commentary: This non-fundamental policy on purchasing securities on margin is substantially the same as the corresponding fundamental restriction currently applicable to the Portfolios. Under current applicable law, the Multiple Strategy, Natural Resources and Global Strategy Portfolios may pay initial or variation margin in connection with transactions in options, forward currency contracts, futures contracts and options on futures contracts without regard to this prohibition. Current applicable law does not require a fund to state its policy on purchasing securities on margin as a fundamental policy.

      (m)  Except for the Multiple Strategy, Natural Resources and Global Strategy Portfolios, write, purchase or sell puts, calls or combinations thereof, except that the Capital Stock Portfolio and the Balanced Portfolio may write covered call options.

      Commentary: This non-fundamental policy on purchasing or selling puts, calls or combinations thereof is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on puts, calls or combinations thereof as a fundamental policy.

      (n)  Except with respect to the Capital Stock Portfolio, the Natural Resources Portfolio, the Global Strategy Portfolio and the Multiple Strategy Portfolio, invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, and in the case of the Capital Stock Portfolio 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. (As a matter of operating policy, however, the Multiple Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 25% of its total assets would be invested in such securities. In addition, the Balanced Portfolio, as a matter of operating policy, does not intend to invest any portion of its assets in the securities of foreign issuers.) Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

      Commentary: This non-fundamental policy on investing in foreign securities is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on investing in foreign securities as a fundamental policy.

      (o)  Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

      Commentary: This non-fundamental policy on joint trading is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on joint trading as a fundamental policy.

      (p)  Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than  1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

      Commentary: This non-fundamental policy on purchasing securities in which the Fund’s officers and directors have an interest is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on purchasing securities in which the Fund’s officers and directors have an interest as a fundamental policy.

     Applicable to the Intermediate Government Bond Portfolio only

      (q)  Proposed Deletion of Investment Restriction. The Board of the Series Fund has approved the deletion of current Investment Restriction No. 16 (see Exhibit E), which, in relevant part, prohibits the Intermediate Government Bond Portfolio from investing in securities not issued by the U.S. Government or one of its agencies or which have a stated maturity greater than fifteen years. These limitations are not required to be included among the investment restrictions of the Intermediate Government Bond Portfolio and, further, are superfluous because they do no more than restate the investments the Intermediate Government Bond Portfolio may make in pursuit of its investment objective as recited in the Series Fund’s prospectus and statement of additional information. The deletion of this investment restriction will have no effect on the portfolio management of the Intermediate Government Bond Portfolio.

      Shareholders of a Portfolio will be able to vote for or against or abstain from voting with respect to each of the proposed changes described in this Item 5. However, if the shareholders of a Portfolio do not approve all of the proposed changes to the Portfolio’s investment restrictions, none of the proposed changes will be implemented for that Portfolio. The Board of the Series Fund recommends that shareholders of each applicable Portfolio of the Series Fund vote FOR approval of the changes to the investment restrictions of the Portfolios.

ITEM 6:  PROPOSAL TO APPROVE CERTAIN CHANGES TO THE INVESTMENT

RESTRICTIONS OF THE MONEY RESERVE PORTFOLIO OF THE
MERRILL LYNCH SERIES FUND, INC.

      Only Shareholders of the Money Reserve Portfolio of the Series Fund may vote with respect to Item 6.

Introduction

      The Series Fund has adopted investment restrictions that govern generally the operations of the Money Reserve Portfolio. Management of the Series Fund believes it appropriate to modify certain investment restrictions (which are fundamental policies). The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which a fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, and (g) making loans to other persons. When the Series Fund was formed, its Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive.

      Accordingly, the Board of the Series Fund authorized a review of the Fund’s investments restrictions in order to: (i) modernize the Fund’s policies that are required to be fundamental and make them consistent with those of other investment companies advised by MLAM, the Series Fund’s investment adviser, and (ii) eliminate certain fundamental policies that are not required to be fundamental under the 1940 Act. The current fundamental policies of the Money Reserve Portfolio are set forth in Exhibit E.

      The proposed investment restrictions are designed to provide the Money Reserve Portfolio with as much investment flexibility as possible under the 1940 Act and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of “to the extent permitted by applicable law.” Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Series Fund to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

Changes in Investment Restrictions

      Set forth below is each proposed fundamental policy of the Money Reserve Portfolio, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the Money Reserve Portfolio.

      The Money Reserve Portfolio may not:

      (a)  Make any investment inconsistent with the Portfolio’s classification as a diversified company under the 1940 Act.

      Commentary: The proposed restriction clarifies the current restriction in effect with respect to the classification of the Money Reserve Portfolio as a diversified investment company. Under the 1940 Act, a diversified investment company, with respect to 75% of its total assets, may not invest more than 5% of its assets in the securities of any single issuer. The current restriction in effect prohibits the Money Reserve Portfolio, with respect to 100% of its total assets, from investing more than 5% of its assets in the securities of any single issuer. Notwithstanding the proposed restriction, the Money Reserve Portfolio, in accordance with the rules adopted under the 1940 Act with respect to money market funds, will continue to be managed so as to be diversified with respect to 100% of its assets. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

      (b)  Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; and instruments issued by domestic banks; and for purposes of this restriction, issuers of asset-backed and mortgage-backed securities will not be considered to be in an industry).

      Commentary: The proposed restriction simplifies the current restriction in effect with respect to concentration in a particular industry. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

      (c)  Make investments for the purpose of exercising control or management.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect, except that the proposed restriction does not refer to the Money Reserve Portfolio acting alone or together with any other Portfolio or Portfolios. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

      (d)  Underwrite securities of other issuers insofar as the Money Reserve Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

      Commentary: The proposed restriction is substantially identical to the current restriction in effect. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

      (e)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Reserve Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests, therein.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect, except that the proposed restriction would permit the Money Reserve Portfolio to invest in securities directly or indirectly secured by real estate or issued by companies which invest in real estate, such as real estate investment trusts or REITs. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, or to maintain exemption from the 1940 Act.

      (f)  Borrow money, except that (i) the Money Reserve Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Money Reserve Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Reserve Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Reserve Portfolio may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Money Reserve Portfolio may not pledge its assets other than to secure such borrowing or to the extent permitted by the Money Reserve Portfolio’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

      Commentary: The proposed restriction with respect to borrowing would permit the Money Reserve Portfolio to borrow money from banks in an amount up to 33 1/3% of the Portfolio’s total assets, and would permit the Money Reserve Portfolio to borrow up to an additional 5% of its total assets for temporary purposes. The current restriction in effect permits the Money Reserve Portfolio to borrow money from banks in an amount up to 10% of the Portfolio’s total assets and to pledge its assets to secure borrowings up to 10% of the Portfolio’s total assets. Borrowings constitute leverage which involves risk. Leveraging will magnify declines as well as increases in the value of the Portfolio’s assets and in the yield on the Portfolio’s holdings.

      With regard to purchases on margin, under current applicable law, the Money Reserve Portfolio may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Portfolio may obtain short term credit as necessary for the clearance of transactions.

      (g)  Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instrument shall not be deemed to be the making of a loan, and except further that the Money Reserve Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      Commentary: The proposed restriction is substantially similar to the current restrictions in effect with respect to making loans and lending portfolio securities. Applicable law generally permits the lending of a fund’s portfolio securities in an amount up to 33 1/3% of the fund’s total assets less all liabilities and indebtedness not represented by the lending, provided that such loans are made in accordance with prescribed guidelines which are set forth in the fund’s Statement of Additional Information. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

      (h)  Issue senior securities to the extent such issuance would violate applicable law.

      Commentary: The Money Reserve Portfolio currently is not subject to an investment restriction similar to the proposed restriction, but it is so limited under applicable law. The proposed restriction, therefore, imposes a limitation on the issuance of senior securities based upon applicable law and will have no effect on the portfolio management of the Money Reserve Portfolio.

      (i)  Purchase or sell commodities or contracts on commodities, except to the extent that the Money Reserve Portfolio may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in commodities or contracts on commodities. Current applicable law prohibits the Money Reserve Portfolio from investing in commodities or contracts on commodities. The proposed restriction will have no effect on the portfolio management of the Portfolio.

      Proposed Deletion of Certain Investment Restrictions. The Board of the Series Fund has approved the deletion of certain of the Money Reserve Portfolio’s current investment restrictions (see Exhibit E for the full text of these restrictions). These investment restrictions are not required to be fundamental investment restrictions of the Money Reserve Portfolio and, in most cases, are not applicable to a money market fund such as the Money Reserve Portfolio. As discussed below, the deletion of these investment restrictions will have no effect on the portfolio management of the Money Reserve Portfolio.

      (j)  Current Investment Restriction No.  4 prohibits the Money Reserve Portfolio from purchasing securities of other investment companies except in certain circumstances. The Money Reserve Portfolio does not invest in other investment companies. Therefore, this investment restriction is unnecessary.

      (k)  Current Investment Restriction No. 6, in relevant part, prohibits the Money Reserve Portfolio from making short sales or maintaining a short position. In accordance with the rules adopted under the 1940 Act with respect to money market funds, the Money Reserve Portfolio is prohibited from engaging in short sales or maintaining a short position. Therefore, this investment restriction is unnecessary.

      (l)  Current Investment Restriction No. 12 prohibits the Money Reserve Portfolio from investing in puts, calls or combinations thereof. In accordance with the rules adopted under the 1940 Act with respect to money market funds, the Money Reserve Portfolio is prohibited from investing in puts, calls or combinations thereof. Therefore, this investment restriction is unnecessary.

      (m)  Current Investment Restriction No. 13 limits the ability of the Money Reserve Portfolio to invest in foreign securities. In accordance with the rules adopted under the 1940 Act with respect to money market funds, the Money Reserve Portfolio is prohibited from investing in non-dollar denominated securities. Therefore, this investment restriction is unnecessary.

      (n)  Current Investment Restriction No. 14 prohibits the Money Reserve Portfolio from participating on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders with other Portfolios or accounts managed by MLAM or its affiliates). The transactions described in this investment restriction are prohibited by the 1940 Act. Therefore, this investment restriction is unnecessary.

      (o)  Current Investment Restriction No. 15 prohibits the Money Reserve Portfolio from purchasing securities from or selling securities to an affiliate. The transactions described in this investment restriction are prohibited by the 1940 Act. Therefore, this investment restriction is unnecessary.

      (p)  Current Investment Restriction No. 16, in relevant part, prohibits the Money Reserve Portfolio from investing in any security which is not a short-term money market security. This limitation is not required to be included among the investment restrictions of the Money Reserve Portfolio and, further, is superfluous because it does no more than restate the investments the Money Reserve Portfolio may make in pursuit of its investment objective as recited in the Series Fund’s prospectus and statement of additional information.

      Shareholders of the Money Reserve Portfolio will be able to vote for or against or abstain from voting with respect to each of the proposed changes described in this Item 6. However, if the shareholders of the Money Reserve Portfolio do not approve all of the proposed changes to the Money Reserve Portfolio’s investment restrictions, none of the proposed changes will be implemented for the Money Reserve Portfolio. The Board of the Series Fund recommends that shareholders of the Money Reserve Portfolio vote FOR approval of the changes to the investment restrictions of the Money Reserve Portfolio.

ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds (other than the Index Funds) in proportion to their relative net assets. The Index Funds will pay its pro rata share of these expenses through investment in the Master Trust. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

      For the Funds listed below, a quorum consists of a majority of the shares entitled to vote at the Meetings, present in person or by proxy.

•	Merrill Lynch Basic Value Fund, Inc.
•	Merrill Lynch Capital Fund, Inc.
•	Merrill Lynch Series Fund, Inc.
•	Merrill Lynch Special Value Fund, Inc.

      For the Funds listed below, a quorum consists of holders of one-third of the shares entitled to vote at the Meetings, present in person or by proxy.

•	Merrill Lynch Disciplined Equity Fund, Inc.
•	Merrill Lynch Global Growth Fund, Inc.
•	Merrill Lynch Global Resources Trust

•	Merrill Lynch Index Funds, Inc.
•	Quantitative Master Series Trust

      If, by the time scheduled for the Meetings, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the applicable Fund’s shareholders. No additional notice will be provided to you in the event a Meeting is adjourned unless otherwise required by applicable state law.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

      1)  “FOR” the election of the Board Member nominees;

The shareholders of the Index Funds will also vote in connection with the election of the Board Members of the Master Trust.

2a)	“FOR” the ratification of the selection of Deloitte & Touche LLP to serve as independent auditors for each Fund (other than Merrill Lynch Global Growth Fund, Inc.) for its current fiscal year;

The shareholders of the Index Funds will also vote in connection with the ratification of the selection of independent auditors of the Master Trust.

b)	“FOR” the ratification and selection of Ernst & Young LLP to serve as independent auditors for Merrill Lynch Global Growth Fund, Inc. for its current fiscal year.

With respect to the proxies submitted by the shareholders of each Fund, except the Index Funds, Series Fund and Master Trust:

3)	“FOR” the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure;

With respect to proxies submitted by the shareholders of Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.:

4)	“FOR” the approval of the proposed Investment Advisory and Administration Agreements:

With respect to proxies submitted by the shareholders of the Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock

Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund:

5)	“FOR” certain changes to the investment restrictions of such Portfolios of the Series Fund; and

With respect to proxies submitted by the shareholders of the Money Reserve Portfolio of the Series Fund:

6)	“FOR” certain changes to the investment restrictions of the Money Reserve Portfolio of the Series Fund.

      The shareholders solicited and entitled to vote on Items 1, 2 and 3 are outlined in the following chart. With respect to Items 1, 2 and 3, assuming a quorum is present, approval of Items 1, 2 and 3 will require the affirmative vote of shareholders holding the percentage of shares indicated in the chart below. For purposes of Item 1, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

	Item 1.	Item 2.	Item 3.

Approval of a Charter
Amendment to Permit the
		Ratification of Selection of	Reorganization of the Fund into
Fund	Election of Board Members	Independent Auditors	a Master/Feeder Structure

Merrill Lynch Basic Value Fund, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes cast	Affirmative vote of two-thirds of the votes entitled to be cast
Merrill Lynch Capital Fund, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes cast	Affirmative vote of a majority of the votes entitled to be cast
Merrill Lynch Disciplined Equity Fund, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes cast	Affirmative vote of a majority of the votes entitled to be cast
Merrill Lynch Global Growth Fund, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes cast	Affirmative vote of a majority of the votes entitled to be cast
Merrill Lynch Global Resources Trust	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two-thirds of the votes entitled to be cast
Merrill Lynch Index Funds, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of the votes cast	Not Voting
Merrill Lynch Series Fund, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes cast	Not Voting
Merrill Lynch Special Value Fund, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes cast	Affirmative vote of two-thirds of the votes entitled to be cast
Quantitative Master Series Trust	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of a majority of the shares represented at the Meeting	Not Voting

      Only the shareholders of Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc. are entitled to vote on Item 4. Only the shareholders of Intermediate Government Bond Portfolio, Long

Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund are entitled to vote on Item 5. With respect to Item 5, shareholders of each applicable Portfolio of the Series Fund will vote separately on the Item. Only the shareholders of the Money Reserve Portfolio of the Series Fund are entitled to vote on Item 6. With respect to Items 4, 5 and 6, assuming a quorum is present at the Meeting of the shareholders of the relevant Fund or Portfolio of the Series Fund, approval of each such Item by the relevant Fund or Portfolio will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares of the applicable Fund or Portfolio are represented or (ii) more than 50% of the outstanding shares of the applicable Fund or Portfolio.

      In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the applicable Fund. The Funds have retained Shareholder Communication Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at an aggregate cost to be allocated among the Funds (except Index Funds) of approximately $200,000, plus out-of-pocket expenses. The Index Funds will pay its pro rata share of this cost through investment in the Master Trust.

      Broker-dealer firms, including MLPF&S, holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1), the ratification of the selection of independent auditors (Item 2), the proposed charter amendment (Item 3) (except for Global Resources), and the proposed investment advisory and administration agreements (Item 4) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to Item 3 (for Global Resources only), Items 5 and 6. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Item 1, Item 2, Item 3 and Item 4 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2 (for Maryland corporations). Abstentions and broker non-votes will have the same effect as a vote against Items 3, 4, 5 and 6 (for Maryland corporations), Items 1, 2, and 3 (for Global Resources, a Massachusetts business trust) and Items 1 and 2 (for the Master Trust, a Delaware business trust).

      Global Resources is organized as a Massachusetts business trust. As described in more detail below, shareholders of Global Resources may have statutory appraisal rights for their shares if Item 3 is approved by Global Resources’s shareholders at the Meeting and Global Resources reorganizes into a master/ feeder structure. In order for a shareholder of Global Resources to exercise his or her statutory appraisal rights, the shareholder must: (i) file with Global Resources before the taking of the vote on Item 3 at the Meeting a written objection to the proposed master/ feeder reorganization stating that he or she intends to demand payment for his or her shares if the master/ feeder reorganization takes place, (ii) not vote in favor of Item 3 at the Meeting, and (iii) demand payment for his or her shares and an appraisal of the value thereof in writing from Global Resources within twenty days after the date of mailing to the shareholder of notice from Global Resources that the master/ feeder reorganization has become effective.

      Global Resources and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of Global Resources to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act, which generally requires mutual funds to redeem their shares at prices based upon the then current net asset value of such shares.

Address of Investment Adviser

      The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report, if any, to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

      The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of Shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Funds. Each Fund also would be required to hold a special shareholders’ meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The charter or by-laws provide that a special shareholders’ meeting may be called by a majority of the Board Members, the President (except for Global Resources) or on the written request of at least 10% of the outstanding shares of Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Index Funds, Inc., Merrill Lynch Special Value Fund, Inc., and Quantitative Master Series Trust (or a portfolio thereof if the Meeting relates solely to that portfolio) or 25% of the outstanding shares of Merrill Lynch Series Fund, Inc. (or a portfolio thereof if the Meeting relates solely to that portfolio) or a majority of the outstanding shares of Merrill Lynch Disciplined Equity Fund, Inc. and Merrill Lynch Global Growth Fund, Inc. entitled to vote at such meeting.

Shareholder Proposals

      A shareholder proposal intended to be presented at any subsequent meetings of shareholders of the Funds must be received by that Fund in a reasonable time before the Board’s solicitation relating to such meeting is to be made in order to be considered in that Fund’s proxy statement and form of proxy relating to such meeting.

By Order of the Boards of Directors

Thomas D. Jones, III
Secretary of Merrill Lynch Basic Value Fund, Inc.
Merrill Lynch Capital Fund, Inc.
Merrill Lynch Global Growth Fund, Inc.
Merrill Lynch Global Resources Trust and
Merrill Lynch Special Value Fund, Inc.

Phillip S. Gillespie
Secretary of Merrill Lynch Disciplined
Equity Fund, Inc.

Allan J. Oster
Secretary of Merrill Lynch Series Fund, Inc.

Ira P. Shapiro
Secretary of Merrill Lynch Index Funds, Inc.
and Quantitative Master Series Trust

Dated: June 9, 2000

                                      -----------------------------------------

                                      -----------------------------------------

MERRILL LYNCH ASSET MANAGEMENT        SIGN, DATE, AND RETURN THE PROXY CARD
4800 DEER LAKE DRIVE EAST             PROMPTLY USING THE ENCLOSED ENVELOPE.
JACKSONVILLE, FLORIDA  32246-6484

                                      TO VOTE BY TELEPHONE

                                      1)     Read the Proxy Statement and have
                                             the proxy card below at hand.

                                      2)     Call 1-800-690-6903.

                                      3)     Enter the 12-digit control number
                                             set forth on the proxy card and
                                             follow the simple instructions.

                                      TO VOTE BY INTERNET

            (Proxy Card 1)            1)     Read the Proxy Statement and have
                                             the proxy card below at hand.

                                      2)     Go to Website www.proxyvote.com.

                                      3)     Enter the 12-digit control number
                                             set forth on the proxy card and
                                             follow the simple instructions.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                         MLYNGC             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------

    To elect a Board of Directors (which term as used herein refers to Directors or Trustees, as applicable) of the Fund until their successors have been duly elected and qualified or until their earlier resignation or removal:

    VOTE ON DIRECTORS
    1.     01) M. Colyer Crum, 02) Laurie Simon
           Hodrick, 03) Terry K. Glenn, 04) Jack B.
           Sunderland, 05) Stephen B. Swensrud, 06) J. Thomas
           Touchton, 07) Fred G. Weiss, and 08) Arthur Zeikel.

    FOR     WITHHOLD   FOR ALL
    ALL       ALL      EXCEPT

    [ ]       [ ]        [ ]

         To withhold authority to vote, mark "For All Except"
         and write the nominee's number on the line below.

         ----------------------------------------------------

    VOTE ON PROPOSALS                                         FOR    AGAINST    ABSTAIN
    2(a).  To consider and act upon a proposal to ratify      [ ]      [ ]        [ ]
           the selection of Deloitte & Touche LLP to
           serve as independent auditors of the Fund (other
           than Merrill Lynch Global Growth Fund,
           Inc.) for its current fiscal year.

    2(b).  To consider and act upon a proposal to             [ ]      [ ]        [ ]
           ratify the selection of Ernst & Young LLP
           to serve as independent auditors for Merrill
           Lynch Global Growth Fund, Inc. for its
           current fiscal year.

    3.     FOR ALL FUNDS EXCEPT THE MERRILL LYNCH INDEX       [ ]      [ ]        [ ]
           FUNDS, INC., MERRILL LYNCH SERIES FUND, INC.
           AND QUANTITATIVE MASTER SERIES TRUST: To
           consider and act upon a proposal to amend the
           Fund's charter to permit the Board of
           Directors to reorganize the Fund into a
           master/feeder structure.

    4.     FOR MERRILL LYNCH BASIC VALUE FUND, INC. AND       [ ]      [ ]        [ ]
           MERRILL LYNCH SPECIAL VALUE FUND, INC.:  To
           consider and act upon the proposed Investment
           Advisory and Administration Agreements.

           To transact such other business as may properly
           come before the Meeting or any adjournment thereof.

-------------------------------------------------     -------------------------------------------

-------------------------------------------------     -------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]        Date        Signature (Joint Owners)          Date
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    P R O X Y

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

   The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, Thomas D.
   Jones, III and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock, shares of beneficial interest and beneficial interests, as applicable, of the listed fund held of record by the undersigned on May 19, 2000 at the Annual Meeting of Shareholders to be held on July 17, 2000 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
   HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
   WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 and 4.

        By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

   PLEASE SIGN EXACTLY AS NAME APPEARS ON THE REVERSE SIDE. WHEN SHARES ARE HELD
   BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR,
   ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
   CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER
   AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
   AUTHORIZED PERSONS.

            CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

--------------------------------------------------------------------------------

MERRILL LYNCH ASSET MANAGEMENT
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA  32246-6484
                            -----------------------------------------

                            -----------------------------------------

                            SIGN, DATE, AND RETURN THE PROXY CARD
                            PROMPTLY USING THE ENCLOSED ENVELOPE.

                            TO VOTE BY TELEPHONE

                            1)     Read the Proxy Statement and have
                                   the proxy card below at hand.

                            2)     Call 1-800-690-6903.

                            3)     Enter the 12-digit control number
                                   set forth on the proxy card and
                                   follow the simple instructions.

                            TO VOTE BY INTERNET

  (Proxy Card 2)            1)     Read the Proxy Statement and have
                                   the proxy card below at hand.

                            2)     Go to Website www.proxyvote.com.

                            3)     Enter the 12-digit control number
                                   set forth on the proxy card and
                                   follow the simple instructions.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                         MLYNGC             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------

    To elect a Board of Directors of the Fund until their successors have been duly elected and qualified or until their earlier resignation or removal:

    VOTE ON DIRECTORS
    1.     01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03)
           Terry K. Glenn, 04) Jack B. Sunderland, 05)
           Stephen B. Swensrud, 06) J. Thomas Touchton, 07)
           Fred G. Weiss, and 08) Arthur Zeikel.

    FOR     WITHHOLD   FOR ALL
    ALL       ALL      EXCEPT

    [ ]       [ ]        [ ]

         To withhold authority to vote, mark "For All Except"
         and write the nominee's number on the line below.

         ----------------------------------------------------

    VOTE ON PROPOSALS                                         FOR    AGAINST    ABSTAIN
    2(a).  To consider and act upon a proposal to ratify       [ ]      [ ]        [ ]
           the selection of Deloitte & Touche LLP to
           serve as independent auditors of the Fund
            for its current fiscal year.

    2(b).  Not applicable.

    3.     Not applicable.

    4.     Not applicable.

5  FOR THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO,
   LONG TERM CORPORATE BOND PORTFOLIO, HIGH YIELD
   PORTFOLIO, CAPITAL STOCK PORTFOLIO, GROWTH
   STOCK PORTFOLIO, MULTIPLE STRATEGY PORTFOLIO,
   NATURAL RESOURCES PORTFOLIO, GLOBAL STRATEGY
   PORTFOLIO AND BALANCED PORTFOLIO OF THE FUND:
   To consider and act upon a proposal to change
   the investment restrictions listed below:

                                                                                  FOR ALL
                                                     FOR    AGAINST    ABSTAIN   EXCEPT AS
                                                     ALL      ALL        ALL    MARKED BELOW
                                                     [ ]      [ ]        [ ]        [ ]

   (a) Diversification                             (j) Securities of Other Investment Companies

   (b) Industry Concentration                      (k) Short Sales

   (c) Exercising Control or Management            (l) Margin

   (d) Real Estate                                 (m) Puts and Calls

   (e) Commodities                                 (n) Foreign Securities

   (f) Lending                                     (o) Participation in Joint Trading Accounts

   (g) Borrowing                                   (p) Transactions with Affiliates

   (h) Senior Securities                               Applicable to Intermediate Government
                                                       Bond Portfolio only
                                                   (q) Certain Enumerated Instruments
   (i) Underwriting of Securities

   To Vote Against or Abstain from a Particular Proposed
   Change, Write the Sub-Proposal Letter on the Line Below
   and Indicate a "Vote Against" or an "Abstention".

   ----------------------------------------------------

   To transact such other business as may properly
   come before the Meeting or any adjournment thereof.

------------------------------------------------    ----------------------------------------

------------------------------------------------    ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date          Signature (Joint Owners)      Date
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, Thomas D.
   Jones, III and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Merrill
   Lynch Series Fund, Inc. held of record by the undersigned on May 19, 2000 at the Annual Meeting of Shareholders to be held on July 17, 2000 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
   HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
   WILL BE VOTED "FOR" PROPOSALS 1, 2 and 5.

        By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

   PLEASE SIGN EXACTLY AS NAME APPEARS ON THE REVERSE SIDE. WHEN SHARES ARE HELD
   BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR,
   ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
   CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER
   AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
   AUTHORIZED PERSONS.

            CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

--------------------------------------------------------------------------------

MERRILL LYNCH ASSET MANAGEMENT
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA  32246-6484

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
                   ENCLOSED ENVELOPE.

                   TO VOTE BY TELEPHONE

                   1)     Read the Proxy Statement and have the proxy card
                          below at hand.

                   2)     Call 1-800-690-6903.

                   3)     Enter the 12-digit control number set forth on the
                          proxy card and follow the simple instructions.

                   TO VOTE BY INTERNET

(Proxy Card 3)     1)     Read the Proxy Statement and have the proxy card
                          below at hand.

                   2)     Go to Website www.proxyvote.com.

                   3)     Enter the 12-digit control number set forth on the
                          proxy card and follow the simple instructions.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                         MLYNGC             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------

    To elect a Board of Directors of the Fund until their successors have been duly elected and qualified or until their earlier resignation or removal:

VOTE ON DIRECTORS

1.     01) M. Colyer Crum, 02) Laurie Simon Hodrick,
       03) Terry K. Glenn, 04) Jack B. Sunderland,
       05) Stephen B. Swensrud, 06) J. Thomas Touchton,
       07) Fred G. Weiss, and 08) Arthur Zeikel.

 FOR     WITHHOLD   FOR ALL
 ALL       ALL      EXCEPT

 [ ]       [ ]        [ ]

 To withhold authority to vote, mark "For All Except"
 and write the nominee's number on the line below.

 ----------------------------------------------------

VOTE ON PROPOSALS                                          FOR    AGAINST    ABSTAIN
2(a).  To consider and act upon a proposal to ratify       [ ]      [ ]        [ ]
       the selection of Deloitte & Touche LLP to
       serve as independent auditors of the Fund.

2(b).  Not Applicable.

3.     Not Applicable.

4.     Not Applicable.

5.     Not Applicable.

6. FOR THE MONEY RESERVE PORTFOLIO OF THE FUND:
   To consider and act upon a proposal to change
   the investment restrictions listed below:

                                                                             FOR ALL
                                                                             EXCEPT
                                                 FOR    AGAINST    ABSTAIN  AS MARKED
                                                 ALL      ALL        ALL      BELOW
                                                 [ ]      [ ]        [ ]       [ ]
   (a) Diversification                          (i) Commodities

   (b) Industry Concentration                   (j) Securities of Other Investment Companies

   (c) Exercising Control or Management         (k) Short Sales

   (d) Underwriting of Securities               (l) Puts and Calls

   (e) Real Estate                              (m) Foreign Securities

   (f) Borrowing                                (n) Participation in Joint Trading Accounts

   (g) Lending                                  (o) Transactions with Affiliates

   (h) Senior Securities                        (p) Certain Enumerated Instruments

   To Vote Against or Abstain from a Particular Proposed
   Change, Write the Sub-Proposal Letter on the Line Below
   and Indicate a "Vote Against" or an "Abstention".

   ----------------------------------------------------

   To transact such other business as may properly
   come before the Meeting or any adjournment thereof.

------------------------------------------    ---------------------------------------

------------------------------------------    ---------------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)      Date
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, Thomas D.
   Jones, III and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Merrill Lynch Series Fund, Inc. held of record by the undersigned on
   May 19, 2000 at the Annual Meeting of Shareholders to be held on July 17, 2000 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
   HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
   WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 6.

        By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

   PLEASE SIGN EXACTLY AS NAME APPEARS ON THE REVERSE SIDE. WHEN SHARES ARE HELD
   BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR,
   ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
   CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER
   AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
   AUTHORIZED PERSONS.

            CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

--------------------------------------------------------------------------------

EXHIBIT A

      Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit A is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

	Defined Term	Fiscal	State of
Fund	Used in this Exhibit A	Year End	Organization	Meeting Time

Merrill Lynch Basic Value Fund, Inc.	Basic	6/30	MD	9:00 a.m.

Merrill Lynch Capital Fund, Inc.	Capital	3/31	MD	9:15 a.m.

Merrill Lynch Disciplined Equity Fund, Inc.	Disciplined Equity	5/31	MD	9:30 a.m.

Merrill Lynch Global Growth Fund, Inc.	Global Growth	10/31	MD	9:45 a.m.

Merrill Lynch Global Resources Trust	Global Resources	4/30	MA	10:00 a.m.

Merrill Lynch Index Funds, Inc.	Index	12/31	MD	10:15 a.m.

Merrill Lynch Series Fund, Inc.	Series	12/31	MD	10:30 a.m.

Merrill Lynch Special Value Fund, Inc.	Special	3/31	MD	10:45 a.m.

Quantitative Master Series Trust	Quantitative	12/31	DEL	11:00 a.m.

Common Stock
Fund	Outstanding as of the Record Date

Basic	275,202,341

Capital	215,954,707

Disciplined Equity	8,034,529

Global Growth	196,578,859

Global Resources	5,188,532

Index	139,572,795

Series:

Intermediate Government Bond Portfolio	19,807,670

Long Term Corporate Bond Portfolio	10,726,904

High Yield Portfolio	12,398,304

Capital Stock Portfolio	14,636,411

Growth Stock Portfolio	16,946,401

Multiple Strategy Portfolio	77,117,828

Natural Resources Portfolio	1,618,994

Global Strategy Portfolio	13,808,065

Balanced Portfolio	7,737,809

Money Reserve Portfolio	536,740,198

Special	55,875,874

Quantitative	62,738,849

      As of the Record Date, no person is beneficial owner of more than five percent of the Common Stock of any of the Funds except as set forth in the table below:

		Share of
		Common
	Name and Address	Stock Beneficially	Percentage of	Percentage of
	of Owner of	Owned as of the	Ownership of	Ownership
Name of Series	Beneficial Interests	Record Date	the Series	of Quantitative

Master S&P 500 Index Series	Index, P.O. Box 9011, Princeton, New Jersey 08543-9011	[1]	100%	46.9%

Master Small Cap Index Series	Index, P.O. Box 9011, Princeton, New Jersey 08543-9011	[1]	71%	4.0%

Master Aggregate Bond Index Series	Index, P.O. Box 9011, Princeton, New Jersey 08543-9011	[1]	99.6%	12.3%

Master Enhanced International Series	Missouri State Employees, Retirement Systems, 907 Wildwood Dr., Jefferson City, MO 65109	40,240,079.15 [2]	65.18%	15.10%

Master Enhanced International Series	Merrill Lynch Enhanced International Trust	62,738,858.69 [1]	100%	23.17%

[1]	Ownership of shares of the Series of Quantitative is direct.

[2]	The share ownership is indirect through investment in a feeder that invests in the corresponding Series of Quantitative.

Information Pertaining to Board Member Nominees

      As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

Nominee	Fund and Class	No. of Shares Held

Terry K. Glenn	Capital — Class A	16,300
	Disciplined Equity — Class A	10,102
	Special — Class A	12,105

Laurie Simon Hodrick	Disciplined Equity — Class A	97
	Global Growth — Class A	58
	Special — Class A	45

Jack B. Sunderland	Basic — Class A	5,172

Nominee	Fund and Class	No. of Shares Held

Fred G. Weiss	Basic — Class A	17,236
	Global Growth — Class A	52,542
	Special — Class A	2,635

Arthur Zeikel	Basic — Class A	4,071
	Capital — Class A	3,942
	Global Resources — Class D	348
	Special — Class A	165

	Year in Which Nominee of Each Fund Became a Member of the Board

Fund	Crum	Hodrick	Glenn	Sunderland	Swensrud	Touchton	Weiss	Zeikel

Basic	1977	1999	1999	1981	n/a	1977	1998	1977

Capital	1981	1999	1999	1981	n/a	1981	1998	1977

Disciplined Equity	1999	1999	1999	1999	n/a	1999	1999	1999

Global Growth	1997	1999	1999	1997	n/a	1997	1998	1997

Global Resources	1985	1999	1999	1985	n/a	1985	1998	1985

Index	n/a	n/a	1996	1996	1996	1996	n/a	n/a

Series	n/a	n/a	1985	1992	1981	1988	n/a	n/a

Special	1981	1999	1999	1978	n/a	1981	1998	1978

Quantitative	n/a	n/a	1996	1996	1996	1996	n/a	n/a

      Set forth in the table below is information regarding Board and Committee meetings held, current annual and per meeting fees paid to each non-affiliated Board Member and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Board			Audit Committee

	Number of			Number of		Chairman	Aggregate
	Meetings	Annual	Per Meeting	Meetings	Annual	Annual	Fees and
Fund	Held*	Fee ($)	Fee ($)**	Held	Fee ($)	Fee ($)**	Expenses ($)

Basic	7	$3,500	$500	4	$2,500	$1,000	49,408

Capital	6	$3,500	$500	4	$2,500	$1,000	43,765

Disciplined Equity	6	$3,500	$500	4	$2,500	$1,000	24,062

Global Growth	7	$3,500	$500	4	$2,500	$1,000	49,529

Global Resources	7	$3,500	$500	4	$2,500	$1,000	49,242

Index	4	***	***	2	***	$0	10,977

Series	4	$5,000	$500	2	$1,000	$0	25,765

Special	5	$3,500	$500	4	$2,100	$750	14,416

Quantitative	4	$5,000	$500	2	$1,000	$0	14,250

*	Includes meetings held via teleconferencing equipment.

**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

***	Non-affiliated Board Members are paid at the level of Quantitative. Through investment in Quantitative, Index paid its pro rata share of the fees paid by Quantitative to the non-affiliated Board Members.

      Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Compensation Paid by each Fund ($)*

Fund	Crum	Hodrick		Sunderland	Swensrud	Touchton	Weiss

Basic	$8,000	$0	**	$8,000	n/a	$8,000	$8,000

Capital	$8,000	$7,000	**	$8,000	n/a	$8,000	$9,000

Disciplined Equity	$8,000	$0	**	$8,000	n/a	$8,000	$8,000

Global Growth	$8,000	$0	**	$8,000	n/a	$8,000	$8,000

Global Resources	$8,000	$0	**	$8,000	n/a	$8,000	$8,000

Index	n/a	n/a		***	***	***	n/a

Series	n/a	n/a		$8,000	$8,000	$8,000	n/a

Special	$8,000	$2,708	**	$2,000	n/a	$8,000	$2,000

Quantitative	n/a	n/a		$4,750	$4,750	$4,750	n/a

*	No pension or retirement benefits are accrued as part of Fund expenses.

**	Ms. Hodrick was elected as a Board Member of these Funds on November 4, 1999.

***	Non-affiliated Board Members are paid at the level of Quantitative. Through investment in Quantitative, Index paid its pro rata share of the fees paid by Quantitative to the non-affiliated Board Members.

      Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM (“FAM/ MLAM Advised Funds”), including the Funds, to the non-affiliated Board Members for the year ended December 31, 1999.

Aggregate Compensation
Paid to Board Members by
Name of Director	FAM/MLAM Advised Funds($)(1)

M. Colyer Crum	$122,975

Laurie Simon Hodrick	$53,000

Jack B. Sunderland	$143,975

Stephen B. Swensrud	$232,250

J. Thomas Touchton	$142,725

Fred G. Weiss	$122,975

(1)	The Directors serve on the boards of FAM/ MLAM-advised funds as follows: Mr. Crum (14 registered investment companies consisting of 14 portfolios); Ms. Hodrick (14 registered investment companies consisting of 14 portfolios); Mr. Sunderland (18 registered investment companies consisting of 33 portfolios); Mr. Swensrud (25 registered investment companies consisting of 61 portfolios); Mr. Touchton (18 registered investment companies consisting of 33 portfolios) and Mr. Weiss (14 registered investment companies consisting of 14 portfolios).

Information Pertaining to Officers

      Set forth below is information regarding the executive officers of the Funds. Each of the following persons is an executive officer of one or more Funds as set forth in the table on page A-9 of this Exhibit A.

		Principal Occupation
Name	Age	During Past Five Years

Terry K. Glenn	59	Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Robert C. Doll	45	Senior Vice President of FAM and MLAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Joseph T. Monagle, Jr.	52	Senior Vice President of MLAM and FAM since 1990; Department Head of the Global Fixed Income Division of MLAM and FAM since 1997; Senior Vice President of Princeton Services since 1993.

		Principal Occupation
Name	Age	During Past Five Years

Donald C. Burke	39	Senior Vice President and Treasurer of MLAM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM and FAM since 1990.

Lawrence R. Fuller	58	First Vice President of MLAM since 1997; Vice President of MLAM from 1992 to 1997.

Kevin Rendino	33	First Vice President of MLAM since 1997; Vice President of MLAM from 1993 to 1997; Portfolio Manager of MLAM since 1999.

Kurt Schansinger	39	First Vice President of MLAM since 1997; Vice President of MLAM from 1996 to 1997; prior thereto, Senior Vice President of Oppenheimer Capital L.P.

Walter Cuje	40	Director (Equity Fund Management) of MLAM since 1997; Vice President of MLAM from 1991 to 1997.

Robert M. Shearer	44	First Vice President of MLAM since 1998; Vice President of MLAM from September 1997 to January 1998; Portfolio Manager of MLAM since 1997; Associate Portfolio Manager of MLAM from September 1997 to December 1997; Vice President and Assistant Portfolio Manager with David L. Babson and Company Incorporated from 1996 to 1997; Vice President/ Sector Manager with Concert Capital Management from 1993 to 1996.

Kevin J. McKenna	43	First Vice President of MLAM since 1997; Vice President of MLAM from 1985 to 1997.

Jacqueline Rogers	42	Vice President of MLAM since 1985.

Daniel Szemis	39	First Vice President of MLAM since 1997; Vice President of MLAM from 1996 to 1997; Portfolio Manager with Prudential Mutual Fund Investment Management Advisors from 1990 to 1996.

Eric S. Mitofsky	45	First Vice President of MLAM since 1997; Vice President of MLAM from 1992 to 1997.

Christopher G. Ayoub	44	First Vice President of MLAM since 1998; Vice President of MLAM from 1985 to 1998.

Jeffrey B. Hewson	48	Director (Global Fixed Income) of MLAM since 1998; Vice President of MLAM and FAM from 1989 to 1998; Portfolio Manager of MLAM and FAM since 1985.

		Principal Occupation
Name	Age	During Past Five Years

George H. Burwell	37	First Vice President of MLAM since 1999; Senior Portfolio Manager for Equities of Delaware Investments Family of Funds from 1992 to 1999.

Gregory Mark Maunz	47	First Vice President of MLAM since 1997; Vice President of MLAM from 1985 to 1997; Portfolio Manager of MLAM since 1984.

Dean D’Onofrio	41	Managing Director and Head of Quantitative Advisers since 1999; Managing Director in Corporate Institutional Client Group from 1997 through 1999; Managing Director of Bankers Trust Company (“Bankers Trust”) from 1981 to 1996.

Phil Green	36	Senior Vice President of MLAM since 1999; Managing Director and Portfolio Manager, Global Institutional Services at Bankers Trust from 1997 to 1999; Vice President, Quantitative Equities at Bankers Trust in 1996; Vice President, Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President, Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999.

Sidney Hoots	39	Senior Vice President of MLAM since 1999; Managing Director, Global Institutional Services at Bankers Trust from 1992 to 1999.

Frank Salerno	40	First Vice President of MLAM since 1999; Managing Director and Chief Investment Officer of Structured Investments at Bankers Trust from 1995 to 1999.

Richard Vella	42	First Vice President of MLAM since 1999; Managing Director, Global Index Funds of Bankers Trust from 1997 to 1999; Managing Director, International Index Funds of Bankers Trust from 1995 to 1999.

Vincent T. Lathbury	58	First Vice President of MLAM since 1997; Portfolio Manager of MLAM since 1982; Vice President of MLAM from 1982 to 1997.

Thomas R. Robinson	55	First Vice President of MLAM since 1997; Vice President of MLAM from 1996 to 1997; Manager of International Equity Strategy of ML&Co.’s Global Securities Research and Economics Group from 1989 to 1995.

Robert F. Murray	41	Vice President of MLAM since 1993.

		Principal Occupation
Name	Age	During Past Five Years

Phillip S. Gillespie	35	Director (Legal Advisory) of MLAM since 2000; attorney associated with MLAM from 1998 to 2000; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

Thomas D. Jones, III	34	Vice President of MLAM since 1998; attorney with MLAM since 1992.

Allan J. Oster	37	Vice President of MLAM since 2000; attorney with MLAM from 1999 to 2000; associate with Drinker Biddle & Reath LLP from 1996 to 1999; Senior Counsel with the U.S. Securities and Exchange Commission from 1991 to 1996.

Ira P. Shapiro	37	First Vice President of MLAM since 1998; Director (Legal Advisory) of MLAM from 1997 to 1998; Vice President of MLAM from 1996 to 1997; Attorney with MLAM from 1993 to 1997.

      Set forth in the table below are the names of the officers of each of the Funds, and the years in which they were first elected as officers.

				Disciplined	Global	Global
Name	Office	Basic	Capital	Equity	Growth	Resources	Index	Series

Terry K. Glenn	President	1999	1999	1999	1999	1999	1996	1985
	Executive Vice President	1983	1983	—	1997	1985	—	1983

Robert C. Doll	Senior Vice President	1999	—	—	1999	1999	—	1999

Joseph T. Monagle, Jr.	Senior Vice President	—	—	1999	—	—	1996	1993

Donald C. Burke	Vice President and	1993	1993	1999	1997	1993	1996	1999
	Treasurer	1999	1999	1999	1999	1999	1999	1999

Lawrence R. Fuller	Senior Vice President &	—	—	—	1997	—	—	1998
	Portfolio Manager

Kevin Rendino	Senior Vice President &	1999	—	—	—	—	—	—
	Portfolio Manager

Kurt Schansinger	Senior Vice President	—	1996	—	—	—	—	—

Walter Cuje	Vice President	—	1996	—	—	—	—	—

Robert M. Shearer	Senior Vice President &	—	—	—	—	1997	—	1998
	Portfolio Manager

Kevin J. McKenna	Senior Vice President	—	—	—	—	—	—	1988

Jacqueline Rogers	Vice President	—	—	—	—	—	—	1986

Daniel V. Szemis	Senior Vice President &	—	—	—	—	—	—	—
	Portfolio Manager

Eric S. Mitofsky	Senior Vice President	—	—	—	—	—	1997	—

Christopher G. Ayoub	Senior Vice President	—	—	—	—	—	1998	1999

Jeffrey B. Hewson	Vice President	—	—	—	—	—	1999	—

George H. Burwell	Senior Vice President &	—	—	1999	—	—	—	1999
	Portfolio Manager

Gregory Mark Maunz	Senior Vice President	—	—	—	—	—	1997	—

Dean D’Onofrio	Senior Vice President	—	—	—	—	—	—	—

Phil Green	Senior Vice President	—	—	—	—	—	—	—

Sidney Hoots	Senior Vice President	—	—	—	—	—	—	—

Frank Salerno	Senior Vice President	—	—	—	—	—	—	—

Richard Vella	Senior Vice President	—	—	—	—	—	—	—

Vincent T. Lathbury	Senior Vice President	—	—	—	—	—	—	1997

Thomas R. Robinson	Senior Vice President	—	—	—	—	—	—	1998

Robert F. Murray	Vice President	—	—	—	—	—	—	1999

Phillip S. Gillespie	Secretary	—	—	1999	—	—	—	—

Thomas D. Jones, III	Secretary	1997	1997	—	1999	1997	—	—

Allan J. Oster	Secretary	—	—	—	—	—	—	1999

Ira P. Shapiro	Secretary	—	—	—	—	—	1997	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

Name	Special	Quantitative

Terry K. Glenn	1999	1996
	1983	—

Robert C. Doll	—	1999

Joseph T. Monagle, Jr.	—	1996

Donald C. Burke	1993	1996
	1999	1999

Lawrence R. Fuller	—	—

Kevin Rendino	—	—

Kurt Schansinger	—	—

Walter Cuje	—	—

Robert M. Shearer	—	—

Kevin J. McKenna	—	—

Jacqueline Rogers	—	—

Daniel V. Szemis	1996	—

Eric S. Mitofsky	—	1997

Christopher G. Ayoub	—	1998

Jeffrey B. Hewson	—	1999

George H. Burwell	—	—

Gregory Mark Maunz	—	1997

Dean D’Onofrio	—	1999

Phil Green	—	1999

Sidney Hoots	—	1999

Frank Salerno	—	1999

Richard Vella	—	1999

Vincent T. Lathbury	—	—

Thomas R. Robinson	—	—

Robert F. Murray	—	—

Phillip S. Gillespie	—	—

Thomas D. Jones, III	1997	—

Allan J. Oster	—	—

Ira P. Shapiro	—	1997

EXHIBIT B

MARYLAND CORPORATIONS

[NAME OF FUND]

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION

      [Name of Fund], a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The charter of the Corporation is hereby amended by deleting Article II, Section (2) in its entirety and inserting the following in lieu thereof:

“(2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of another entity known in the investment company industry as a master fund in a master/feeder structure, which entity holds securities and other assets for investment purposes (the “Master Fund”).”

      SECOND: The charter of the Corporation is hereby further amended by adding the following provision as Article II, Section (5), and renumbering Article II, Section (5) thereof as Article II, Section (6):

“(5) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation.”

      THIRD: The charter of the Corporation is hereby further amended by deleting Article IV, Section (5) in its entirety and inserting the following in lieu thereof:

“(5) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Sections (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder’s name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended.”

      FOURTH: The charter of the Corporation is hereby further amended by adding the following provision as Article V, Section (8):

“(8) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended.”

      FIFTH: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by more than [two-thirds] of the stockholders of the Corporation.

      SIXTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

      SEVENTH: Except as amended hereby, the Corporation’s charter shall remain in full force and effect.

      IN WITNESS WHEREOF, [name of Fund] has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Secretary on           , 2000.

[name of Fund]

By:

Attest:

      THE UNDERSIGNED, Vice President of [name of Fund], who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

MASSACHUSETTS BUSINESS TRUST

[NAME OF FUND]

CERTIFICATION OF AMENDMENT
TO DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the Trustees of [name of Fund] (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the           day of           ,           , as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least two-thirds of the outstanding shares of the Trust, to the Declaration:

VOTED:	That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

(a) conduct, operate and carry on the business of an investment company;

(b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts, options on futures contracts and other investments, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

(c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

(d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment this      day of      , 2000.

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[name of Fund]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

EXHIBIT C

INVESTMENT ADVISORY AGREEMENT

      AGREEMENT, made as of the           day of           , 2000, by and between MASTER BASIC VALUE TRUST, a Delaware business trust (hereinafter referred to as the “Trust”), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Investment Adviser”).

W I T N E S S E T H:

      WHEREAS, the Trust intends to engage in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

      WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

      WHEREAS, the Trust serves as the “master” portfolio for one or more “feeder” funds (each, a “Fund”) that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

      NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

ARTICLE I

DUTIES OF THE INVESTMENT ADVISER

      The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

      (a)  Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust’s compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the “Registration Statement”). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

      (b)  Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust’s investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust’s portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust’s account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

      (c)  Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser’s own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser’s duties hereunder.

      (d)  Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

ARTICLE II

ALLOCATION OF CHARGES AND EXPENSES

      (a)  The Investment Adviser. The Investment Adviser assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof. The Investment Adviser shall pay, or cause its affiliate to pay, compensation of all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser or any sub-adviser, or an affiliate of the Investment Adviser or any sub-adviser.

      (b)  The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest and brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

ARTICLE III

COMPENSATION OF THE INVESTMENT ADVISER

      (a)  Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of 0.60 of 1.0% of that portion of the average daily net assets of the Trust not exceeding $100 million; 0.50 of 1.0% of that portion of the average net assets of the Trust in excess of $100 million but not exceeding $200 million; and 0.40 of 1.0% of that portion of the average net assets of the Trust in excess of $200 million commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Registration Statement of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

      (b)  Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser’s fee shall be applicable.

ARTICLE IV

LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Investment Adviser” shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

ARTICLE V

ACTIVITIES OF THE INVESTMENT ADVISER

      The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as “affiliates”) are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

ARTICLE VI

DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE VII

AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Trust.

ARTICLE VIII

DEFINITIONS OF CERTAIN TERMS

      The terms “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX

GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MASTER BASIC VALUE TRUST

By:

Title:

FUND ASSET MANAGEMENT, L.P.

By:	Princeton Services, Inc.

General Partner

By:

Title:

ADMINISTRATION AGREEMENT

      AGREEMENT made as of           , 2000, by and between MERRILL LYNCH BASIC VALUE FUND, INC., a Maryland corporation (the “Fund”) and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Administrator”).

W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

      WHEREAS, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

      WHEREAS, the Fund is one of the “feeder” funds for, and invests all of its assets in, Master Basic Value Trust, which serves as the “master” portfolio and has the same investment objective and policies as the Fund;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

ARTICLE I

DUTIES OF THE ADMINISTRATOR

      The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Directors of the Fund (the “Directors”), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

      Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

ARTICLE II

ALLOCATION OF CHARGES AND EXPENSES

      (a)  The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provided under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

      (b)  The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund’s shares (the “Distributor”)), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, and brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of common stock in the Fund.

ARTICLE III

COMPENSATION OF THE ADMINISTRATOR

      Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

      Notwithstanding the foregoing, the Administrator hereby agrees to waive the above administrative fees until otherwise determined by the Directors in accordance with Article VII.

ARTICLE IV

LIMITATION OF LIABILITY OF THE ADMINISTRATOR

      The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Administrator” shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

ARTICLE V

ACTIVITIES OF THE ADMINISTRATOR

      The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

ARTICLE VI

DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE VII

AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE VIII

DEFINITIONS OF CERTAIN TERMS

      The terms “vote of majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX

GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MERRILL LYNCH BASIC VALUE FUND, INC.

By:

Name:
Title:

FUND ASSET MANAGEMENT, L.P.

By:	Princeton Services, Inc.

General Partner

By:

Name:
Title:

EXHIBIT D

INVESTMENT ADVISORY AGREEMENT

      AGREEMENT, made as of the           day of           , 2000, by and between MASTER SMALL CAP VALUE TRUST, a Delaware business trust (hereinafter referred to as the “Trust”), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Investment Adviser”).

W I T N E S S E T H:

      WHEREAS, the Trust intends to engage in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

      WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

      WHEREAS, the Trust serves as the “master” portfolio for one or more “feeder” funds (each, a “Fund”) that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

      NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

ARTICLE I

DUTIES OF THE INVESTMENT ADVISER

      The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

      (a)  Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust’s compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the “Registration Statement”). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

      (b)  Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust’s investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust’s portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust’s account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

      (c)  Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser’s own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser’s duties hereunder.

      (d)  Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

ARTICLE II

ALLOCATION OF CHARGES AND EXPENSES

      (a)  The Investment Adviser. The Investment Adviser assumes and shall pay, or cause its affiliates to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof. The Investment Adviser shall pay, or cause its affiliate to pay, compensation of all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser or any sub-adviser, or an affiliate of the Investment Adviser or any sub-adviser.

      (b)  The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest and brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

ARTICLE III

COMPENSATION OF THE INVESTMENT ADVISER

      (a)  Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of 0.50 of 1.0% of the average daily net assets of the Trust not exceeding $1 billion; 0.475 of 1.0% of that portion of the average net assets of the Trust in excess of $1 billion but not exceeding $1.5 billion; and 0.45 of 1.0% of that portion of the average net assets of the Trust in excess of $1.5 billion commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Registration Statement of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

      (b)  Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser’s fee shall be applicable.

ARTICLE IV

LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Investment Adviser” shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

ARTICLE V

ACTIVITIES OF THE INVESTMENT ADVISER

      The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as “affiliates”) are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

ARTICLE VI

DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE VII

AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Trust.

ARTICLE VIII

DEFINITIONS OF CERTAIN TERMS

      The terms “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX

GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MASTER SMALL CAP VALUE TRUST

By:

Title:

FUND ASSET MANAGEMENT, L.P.

By:	Princeton Services, Inc.

General Partner

By:

Title:

ADMINISTRATION AGREEMENT

      AGREEMENT made as of           , 2000, by and between MERRILL LYNCH SPECIAL VALUE FUND, INC., a Maryland corporation (the “Fund”) and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Administrator”).

W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

      WHEREAS, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

      WHEREAS, the Fund is one of the “feeder” funds for and invests all of its assets in Master Small Cap Trust, which serves as the “master” portfolio and has the same investment objective and policies as the Fund.

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

ARTICLE I

DUTIES OF THE ADMINISTRATOR

      The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Directors of the Fund (the “Directors”), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

      Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

ARTICLE II

ALLOCATION OF CHARGES AND EXPENSES

      (a)  The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provided under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

      (b)  The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund’s shares (the “Distributor”)), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of common stock in the Fund.

ARTICLE III

COMPENSATION OF THE ADMINISTRATOR

      Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

ARTICLE IV

LIMITATION OF LIABILITY OF THE ADMINISTRATOR

      The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Administrator” shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

ARTICLE V

ACTIVITIES OF THE ADMINISTRATOR

      The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

ARTICLE VI

DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE VII

AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE VIII

DEFINITIONS OF CERTAIN TERMS

      The terms “vote of majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX

GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MERRILL LYNCH SPECIAL VALUE
FUND, INC.

By:

Name:
Title:

FUND ASSET MANAGEMENT, L.P.

By:	Princeton Services, Inc.

General Partner

By:

Name:
Title:

EXHIBIT E

CURRENT INVESTMENT RESTRICTIONS OF THE MERRILL LYNCH SERIES FUND, INC.

Each of the Portfolios may not:

1.	Except with respect to the Natural Resources and Global Strategy Portfolios, (a) invest more than 5% of its total assets (taken together at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) and (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

2.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction), except for the Natural Resources Portfolio, which when management anticipates significant economic, political or financial instability, may, subject to the diversification requirements of the Internal Revenue Code of 1986 (the “Code”) relating to qualification under the Code as a regulated investment company, invest more than 25% of its total assets in gold-related companies.

3.	Alone, or together with any other Portfolio or Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

4.	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer’s commission or profit, other than customary broker’s commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio’s total assets, taken at market value, would be invested in such securities.

5.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that any Portfolio may purchase securities of issuers which invest or deal in any of the above and the Multiple Strategy. Natural Resources and Global Strategy Portfolios may engage in transactions in currency, forward currency contracts, futures contracts and options thereon and the Natural Resources Portfolio may purchase, sell or otherwise invest or deal in commodities or commodity contracts. (As a matter of operating policy, however, the Natural Resources Portfolio at present does not intend to engage in transactions in commodities or commodity contracts, other than foreign currency, futures contracts and options on futures.)

6.	Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and the Multiple Strategy, Natural Resources and Global Strategy Portfolios may make margin payments in connection with transactions in options, forward currency contracts, futures contracts and options on futures contracts) or make short sales of securities or maintain a short position (except that the Multiple Strategy, Natural Resources and Global Strategy Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts).

7.	Make loans, except as provided in the next paragraph and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan).

8.	Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the guidelines set forth in the Prospectus.

9.	Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes.

10.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with borrowings mentioned in the previous paragraph (and then such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio’s total assets, taken at market value at the time thereof), and except as may be necessary for the Multiple Strategy Portfolio, Natural Resources Portfolio or Global Strategy Portfolio in connection with transactions in options, forward currency contracts, futures contracts and options on futures contracts. In order to comply with certain state statutes, each Portfolio, other than the Multiple Strategy Portfolio, Natural Resources Portfolio or Global Strategy Portfolio, will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of such Portfolio’s shares at the maximum offering price.

11.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

12.	Except for the Multiple Strategy, Natural Resources and Global Strategy Portfolios, write, purchase or sell puts, calls or combinations thereof, except that the Capital Stock Portfolio and the Balanced Portfolio may write covered call options.

13.	Except with respect to the Capital Stock Portfolio, the Natural Resources Portfolio, the Global Strategy Portfolio and the Multiple Strategy Portfolio, invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, and in the case of the Capital Stock Portfolio 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange (“NYSE”). (As a matter of operating policy, however, the Multiple Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 25% of its total assets would be invested in such securities. In addition, the Balanced Portfolio, as a matter of operating policy, does not intend to invest any portion of its assets in the securities of foreign issuers.) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

14.	Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

15.	Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

16.	The Money Reserve Portfolio may not invest in any security which is not a short-term money market security as described in the Prospectus. The Intermediate Government Bond Portfolio may not invest in any security which is not issued or guaranteed by the U.S. Government or one of its agencies or which has a stated maturity greater than fifteen years from the date of purchase.